UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [S]

Check the appropriate box:

[X]   Preliminary Proxy Statement           [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.1a-11(c) or ss.240.1a-12

                           WESTERN COUNTRY CLUBS, INC.
                (Name of Registrant as Specified In Its Charter)

                                       n/a
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)Title  of each  class of  securities  to which  transaction  applies:
         2)Aggregate number of securities to which transaction applies:
         3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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         5)Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)Amount previously paid:
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         3)Filing Party:
         4)Date Filed:

                                                                     Preliminary


                           WESTERN COUNTRY CLUBS, INC.
                        1601 N.W. Expressway, Suite 1610
                          Oklahoma City, Oklahoma 73118

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 August 31, 1999

To the Shareholders:

         Western Country Clubs, Inc. (the "Company") will hold a Annual Meeting of Shareholders (the "Annual Meeting") on Tuesday, August 31, 1999, at 2:30 p.m., CT, at 1601 N.W. Expressway, Suite 1910, Oklahoma City, Oklahoma. The Shareholders will meet to consider:

         (1) Electing four directors to serve until the 2000 Annual Meeting of Shareholders;

         (2) Reincorporating the Company into Oklahoma (which, if approved, would also change the Company's name);

         (3)   Approving the Company's Omnibus Equity Compensation Plan; and

         (4) Transacting such other business as may properly come before such meeting or any adjournment.

         The record date for the Annual Meeting is July 14, 1999. Only Shareholders of record at the close of business on that date can vote at the Annual Meeting.

         We hope you will attend the Annual Meeting. IF YOU DO NOT PLAN TO ATTEND, PLEASE SIGN AND RETURN THE ENCLOSED PROXY. TO ENCOURAGE THE USE OF PROXIES, WE HAVE ENCLOSED A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE FOR YOUR USE.


                                                           Sincerely



                                                      Dominic W. Grimmett
                                                           Secretary

July 27, 1999

                                                                     Preliminary


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 August 31, 1999


         Western Country Clubs, Inc. ("Western", the "Company" or "We") furnishes this Proxy Statement to inform its Shareholders about the upcoming Annual Meeting. To encourage your participation, Western's Board of Directors is soliciting proxies to be used at the Annual Meeting.

         We are mailing this Proxy Statement and the accompanying proxy card to Shareholders beginning July 27, 1999.

General Information

         Who Votes. If you hold shares of Common Stock or Series A Preferred Stock as of the Record Date, July 14, 1999, you may vote at the Annual Meeting. Each share is entitled to one vote. All shares vote together as a single class. On July 14, 1999, the Company had outstanding 3,749,721 shares of Common Stock and 40,000 shares of Series A Preferred Stock.

         How To Vote. We will vote your shares for you if you send us a signed proxy before the Annual Meeting. You can tell us to vote for all, some, or none of the nominees for director. You can also tell us to approve, disapprove, or abstain from the Reincorporation, the Omnibus Plan or transacting incidental business at the Annual Meeting. We have provided information about the director nominees, the Reincorporation, and the Omnibus Plan in the following pages of this proxy statement.

         IF YOU DO NOT TELL US HOW YOU WANT TO VOTE, WE SHALL VOTE YOUR SHARES "FOR" THE DIRECTOR NOMINEES, THE REINCORPORATION, AND THE OMNIBUS PLAN.

         Canceling Your Proxy. You can cancel your proxy at any time before we vote your shares in any of three ways:

              (1) by giving the Secretary a written cancellation;

              (2) by giving a later signed proxy; or

              (3) by voting in person at the Annual Meeting.

         Counting the Necessary Votes. Directors are elected by a plurality of votes, which means that the four director nominees (the number of positions to be filled) receiving the highest number of votes will be elected. To be approved, the Reincorporation must receive the affirmative vote of shareholders having a majority of the outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class. The Omnibus Plan must receive a majority of the votes that could be cast at the Annual Meeting to be approved. If any incidental business is transacted at the Annual Meeting, the incidental business must receive a majority of the votes that could be cast at the Annual Meeting.

         The votes that could be cast are the votes actually cast plus abstentions. Abstentions are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any proposal. Proxies submitted by brokers that do not indicate a vote (usually because the brokers don't have discretionary voting authority and haven't received instructions as to how to vote) are not considered "shares present" and will not affect the outcome of the vote. These broker proxies are referred to as "broker non-votes".

         Incidental Business. Proxies customarily ask for authority to transact other business that may come before the Annual Meeting. Much of this business is procedural, such as a vote on adjournment. Except for the election of directors, the Reincorporation and the Omnibus Plan, we do not know of any substantive business to be presented or acted upon at the Annual Meeting. Under our Bylaws, no substantive business besides that stated in the meeting notice may be transacted at any meeting of Shareholders. If any matter is presented at the Annual Meeting on which a vote may properly be taken, the designated proxies will vote your shares as they think best unless you otherwise direct.


                                     ITEM 1
                              ELECTION OF DIRECTORS

         Four directors will be elected at this year's Annual Meeting. Each director will serve until the next Annual Meeting or until he or she is succeeded by another qualified director who has been elected.

         We shall vote your shares as you tell us on the enclosed proxy form. If you sign, date, and return the proxy form, but don't tell us how you want your shares voted, we shall vote your shares for the election of the following nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

         The four nominees for director are now members of the Board of Directors.

         The Board of Directors recommends voting "For" the nominees.

Biographical Information

         The following table sets forth the name and age of each nominee listed in the enclosed form of proxy, his principal position with the Company, and the year he became a director.

                                          Director
         Name                   Age        Since            Position
         ----                   ---        -----            --------
         James E. Blacketer      57         1996      President and Director
         Joe R. Love             60         1996      Director
         John R. Ritter          42         1997      Director
         John E. Adams           60         1998      Director

         James E. Blacketer has a marketing degree from Oklahoma City University and extensive experience in the restaurant and night club business. During the last five years, Mr. Blacketer has served as managing principal to several hospitality entities including Yucatan Liquor Stands (Tulsa and Oklahoma City) and InCahoots (Oklahoma City, Tulsa and Wichita). Previously, he was a multiple franchisee of Steak & Ale Restaurants and Chi Chi Restaurants. Mr. Blacketer also conceived and developed a chain of Hungry Lion Steak Houses located in the Chicago, Milwaukee and Grand Rapids, Michigan areas.

         Joe R. Love graduated from the University of Oklahoma in 1960 with a degree in Finance. Since 1990 he has served as Chairman of C.H. Financial Corporation, Oklahoma City, Oklahoma, a financial services company. Mr. Love has served as a director of First Cash, Inc., Arlington, Texas, a public company which owns a national chain of pawn shops, since 1991. Mr. Love also has served since 1989 as a director of Tatonka Energy Corporation, Dallas, Texas, a public company engaged in oil and gas exploration and production and in the management of radiology and diagnostic imaging centers.

         John R. Ritter currently serves as Vice President of Data Information Services, Inc. a company specializing in pre-employment screening. He also is an independent management consultant specializing in the restaurant industry, in which he has been involved for over 15 years. From 1981 to 1994, Mr. Ritter was employed by the McDonalds Corporation, both in the field and the corporate offices. He last served as Senior Business Consultant, working with McDonalds franchisees in the development of their businesses. He resides in Eureka Springs, Arkansas.

         John E. Adams currently works in the investment banking and research division of LaSalle Street Securities, a Chicago-based, NASD-member broker-dealer firm. Prior to his affiliation with LaSalle, he was with Capital West Securities , an Oklahoma City broker-dealer in ITS investment banking division. He was previously a principal in the broker dealer firm, Adams, James, Foor & Company, and currently serves on the board of Super Corp., Inc. Mr. Adams graduated from the University of Oklahoma in 1961 with a B.B.A. degree in Finance.

Service on the Board

         Board Meetings and Committees. The Board of Directors held five meetings in 1998. Management also periodically conferred with directors between meetings regarding Company affairs. During 1998, all directors attended 75% or more of the total aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which they served.

         The Audit Committee is currently composed of Messrs. Adams and Love, both of whom are non-employee directors. It met twice in 1998 with both members attending. The Audit Committee recommends to the whole Board of Directors the selection of independent certified public accountants to audit annually the books and records of the Company, reviews the activities and report of the independent certified public accountants, and reports the results of the review to the whole Board of Directors. The Audit Committee also monitors the internal controls of the Company.

         The Board of Directors has appointed a Compensation Committee, which is composed of Messrs. Love and Ritter, both of whom are non-employee directors. The Compensation Committee met twice in 1998 with both members attending. It provides a general review of Western's compensation and benefit plans to ensure that the plans meet corporate objectives. In addition, the Compensation Committee reviews the recommendations of the President on the (i) compensation of all officers of Western, (ii) granting of awards under Western's stock option and other benefit plans and (iii) adopting and changing major Company compensation policies and practices. The Compensation Committee reports its recommendations to the whole Board of Directors for approval.

         The Board has not delegated its functions to any other standing committees, and thus has not created executive, nominating or other similar committees.

         Director Compensation. The Company's non-employee directors (currently Messrs. Adams, Love and Ritter) are reimbursed for all ordinary and necessary expenses incurred in the conduct of the Company's business, but receive no cash compensation for their service. Under the Omnibus Plan, each director receives an annual grant of stock options covering 25,000 shares of Common Stock. The exercise price of the options is the fair market price at date of grant. The December 12, 1997 grants to directors covered options for a total of 75,000 shares with exercise prices of $.75 per share. The December 31, 1998 grants to directors covered options for a total of 75,000 shares. These options also have exercise prices of $.75 per share. The 1999 grants to directors have not yet been made. The option grants are contingent upon approval of the Omnibus Plan by the shareholders at the Annual Meeting.
See Item 3.

         Liability of Directors and Officers and Indemnification. The Company's Articles of Incorporation limit the liability of directors to shareholders for monetary damages for breach of a fiduciary duty except in the case of liability:
(i) for any breach of their duty of loyalty to the Company or its  shareholders;
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for unlawful distributions as provided in Section 7-108-403 of the Colorado Business Corporation Act ("CBCA"); or (iv) for any transaction from which the director derived an improper personal benefit.

         Under the Company's Bylaws, the directors and officers are indemnified against all liability and expense (including attorneys' fees) incurred for acting in the Company's behalf. The Company's obligation to indemnify its directors and officers is limited by Section 7-109-102 of the CBCA (and the Bylaws), which requires that the directors and officers have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Company. The obligation to indemnify may also be limited by public policy considerations. The Securities and Exchange Commission takes the position that the indemnification of directors, officers and controlling persons for liabilities arising under the Securities Act of 1933 (the "Act") is against public policy and is unenforceable. The Bylaws or the CBCA are not the exclusive source of indemnification for directors or officers. The Company may (but is not obligated to) indemnify its directors or officers by agreement, by vote of shareholders or disinterested directors or otherwise.

         There is no pending litigation or proceeding involving a director, officer, employee or other agent of the Company as to which indemnification is being or may be sought, and the Company is not aware of any other pending or threatened litigation that may result in claims for indemnification by any director, officer, employee or other agent.


                                     ITEM 2
                   REINCORPORATION OF THE COMPANY IN OKLAHOMA
                        AND CHANGES TO THE COMPANY'S NAME

General

         The Board of Directors proposes that Western change its state of incorporation from Colorado to Oklahoma (the "Reincorporation"). The Reincorporation would also change the Company's name to "Atomic Burrito, Inc." The reasons for the Reincorporation are explained below under the caption "Purposes for the Reincorporation". The terms of the Reincorporation are set out in the Plan and Agreement of Merger and Reorganization which is attached to this proxy statement as Appendix A. The Board of Directors has unanimously approved the Reincorporation, subject to shareholder approval.

         The Reincorporation will be accomplished by merging Western into its newly-formed Oklahoma subsidiary, Western Oklahoma, Inc. ("Western Oklahoma"). Western Oklahoma will then immediately be renamed "Atomic Burrito, Inc." and continue conducting business as the successor to Western. If Western's shareholders adopt and approve the Reincorporation, the Reincorporation will take effect on the date on which a certificate of merger is filed with the appropriate officers of the States of Oklahoma and Colorado (the "Effective Date"). These filings are anticipated to be made within 48 hours after adoption and approval of the Reincorporation at the Meeting.

         IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF WESTERN OKLAHOMA.

         Following the Reincorporation, certificates representing previously outstanding shares of Western Common Stock may be delivered in effecting sales through a broker, or otherwise, of Western Oklahoma Common Stock. When presently outstanding certificates are presented for transfer after the Reincorporation, new certificates for the stock of Western Oklahoma will be issued. New certificates will also be issued upon the request of any shareholders, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         Approval of the Reincorporation will effect a change in the legal domicile of the Company and certain other changes of a legal nature, as described in this Proxy Statement. Reincorporation of the Company will not result in any change in the business, management, location of the principal executive offices, assets, liabilities or shareholders' equity of the Company. Western Oklahoma will possess all of the assets and be responsible for all of the liabilities of the Company. The Reincorporation will not change the financial condition of the Company.

         Western is currently governed, and the shareholders rights are defined, by the corporate law of Colorado, the Company's state of incorporation, and by the Colorado Articles and the Colorado Bylaws, which have been adopted pursuant to Colorado law. In addition, the Company has adopted an Omnibus Equity
Compensation Plan, under which stock options have been granted to directors, officers and certain employees, and has issued warrants to purchase shares of its Common Stock.. All of these instruments will be substantially the same for Western Oklahoma as they were for the Company. Some of the items will be exactly the same. Some changes will be made to the others.

         The officers and directors of Western Oklahoma will be the same people who currently serve as officers and directors of the Company. The Western Oklahoma Bylaws will be the same as the Bylaws of Western in all respects, as will the preferred stock designations. The Omnibus Equity Compensation Plan and warrants will be remain the same. The certificate of incorporation for Western Oklahoma will be changed somewhat. Although substantially the same, the statutes governing corporations in Oklahoma and Colorado are different in some respects. The changes and differences are set forth below under the caption "Principal Differences between Western and Western Oklahoma".

Purposes for the Reincorporation

         Greater Flexibility and Predictability Under Oklahoma Law. The Board also believes that the Oklahoma General Corporation Act ("Oklahoma law") will afford the Company greater flexibility and predictability than is afforded by Colorado Business Corporation Act ("Colorado law"). The Oklahoma law is modeled after the General Corporation Law of the State of Delaware, which is generally recognized as the preeminent situs for large U.S. corporations.

         Delaware has achieved its pre-eminence for several reasons. Delaware has encouraged incorporation in that state by revising its corporate laws regularly to meet changing business circumstances. The Delaware legislature has attempted to balance equitably the competing needs of shareholders, directors and officers, and persons doing business with Delaware corporations. The Delaware courts have developed considerable expertise in dealing with corporate issues, and Delaware corporations are guided by a substantial body of case law construing Delaware corporate law. Delaware's success in achieving its goals is evidenced by the incorporation within Delaware of over half of the Fortune 500 companies within the U.S.

         Oklahoma has encouraged incorporation by emulating Delaware. The Oklahoma General Corporation Act, adopted in 1986, was patterned after the Delaware General Corporation Law, and the Oklahoma legislature has continued to follow the Delaware example by regularly adopting the Delaware corporate law changes in Oklahoma. By following the Delaware example, the Oklahoma courts have and will look to Delaware corporate case law as highly persuasive in construing the meaning of the Oklahoma law. In contrast, the Colorado law is not patterned after the Delaware General Corporation Law, and Delaware case law would be no more persuasive in Colorado than the case law of other states. As a result of these factors, it is anticipated that Oklahoma law will provide greater predictability in the Company's legal affairs than is presently available under Colorado law.

         Under the Colorado Articles and the Colorado Bylaws, the affirmative vote of a majority of the outstanding shares of the Company's voting stock is required for approval of the Reincorporation. If approved by the shareholders, it is anticipated that the Reincorporation will be completed as soon thereafter as practicable. The Reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained if, in the opinion of the Board of Directors, circumstances arise that make such action advisable; provided, that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of at least a majority of the outstanding voting shares.

         Name Change. In 1998, the Company implemented its "Atomic Burrito" restaurant concept, with licensed restaurants in Stillwater and Norman, Oklahoma. Since then, the Company has licensed or entered into joint ventures for the development of up to 15 restaurants. Management expects that the Atomic Burrito restaurants will surpass the Company's country-western nightclubs in importance. To reflect this development, the Board of Directors proposes to change the Company name to "Atomic Burrito, Inc." A change in the Company's name will relate to the Corporation's "Atomic Burrito" food concept and better reflect the direction of the Corporation's future operations.

Significant Changes Caused by Reincorporation

         In general, the Company's corporate affairs are governed at present by the corporate law of Colorado, the Company's state of incorporation, and by the Colorado Articles and the Colorado Bylaws, which have been adopted pursuant to Colorado law. The Colorado Articles and Colorado Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at Western Country Clubs, Inc., 1601 N.W. Expressway, Suite 1610, Oklahoma City, Oklahoma 73118, Attention: Corporate Secretary.

         If the Reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, Western Oklahoma. Following the merger, issues of corporate governance and control would be controlled by Oklahoma law rather than Colorado law. The Colorado Articles and Colorado Bylaws will, in effect, be replaced by the Certificate of Western Oklahoma (the "Oklahoma Certificate") and the Bylaws of Western Oklahoma (the "Oklahoma
Bylaws"), copies of which are attached as Appendixes B and C to this Proxy. Accordingly, the differences among these documents and between Oklahoma and Colorado law are relevant to your decision whether to approve the Reincorporation proposal.

         A number of differences between Colorado and Oklahoma law and between provisions of the Colorado and Oklahoma charter documents are summarized in the chart below. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Oklahoma Certificate and the Oklahoma Bylaws attached to this Proxy Statement.


         Issue                               Oklahoma                            Colorado
         -----                               --------                            --------
Limitation of Liability of            Oklahoma limitation of liability    Colorado law permits the
Directors and Officers                of statute permits the directors    limitation of liability of
                                      and officers to the same extent     directors and officers to a
                                      as Colorado law; however, the       corporation except in connections
                                      Oklahoma courts are expected to     with (i) breaches of the duty of
                                      rely upon Delaware's case law       loyalty; (ii) acts or omissions
                                      defining a director's fiduciary     not in good faith or involving
                                      duty to the Company.  Delaware's    intentional misconduct or knowing
                                      case law is much more extensive     violations of law; (iii) the
                                      than Colorado's.  The Oklahoma      payment of unlawful dividends or
                                      Certificate provides that the       unlawful stock repurchases or
                                      liability of directors shall be     redemptions; or (iv) transactions
                                      eliminated or limited to the        in which a director received an
                                      fullest extent permissible by the   improper personal benefit.  The
                                      Oklahoma law, as it currently       Colorado Articles provide for the
                                      exists and as it may be amended.    elimination or limitation of
                                                                          liability to the fullest extent
                                                                          permitted by the Colorado law.



Number of Directors                   The number of directors are fixed   The number of directors must be
                                      by the bylaws unless otherwise      set forth in a corporation's
                                      determined by the certificate of    bylaws, amendment of which can be
                                      incorporation.  The Oklahoma        effected by either the board of
                                      Certificate provides the number     directors or the shareholders
                                      as that to be fixed exclusively     separately.  The Colorado Bylaws
                                      by the Board.                       fix the number of directors at no
                                                                          less than three and such greater
                                                                          number as the Board may determine.



Calling of Special Shareholder        Shareholders may call special       The Colorado Bylaws provide that
Meeting                               meetings only if a corporation's    the Board, the President or
                                      certificate of incorporation or     shareholders holding at least 10%
                                      bylaws so provide.  The Oklahoma    of the shares entitled to vote at
                                      Certificate provides that only      a meeting may call a special
                                      the Board, the Chairman of the      meeting of the shareholders.
                                      Board or the Chief Executive
                                      Officer may call special meetings.

Shareholder Action by Written         Unless the  certificate of          Unless the articles of
Consent in Lieu of a Shareholder      incorporation provides otherwise,   incorporation provide otherwise,
Vote at a Shareholder Meeting         any action that may be taken at a   any action that may be taken at a
                                      shareholders' meeting may be        shareholders' meeting may be
                                      taken without a meeting if          taken without a meeting upon the
                                      consents in writing are signed by   unanimous consent of the
                                      shareholders having a majority of   shareholders.  The Colorado
                                      the outstanding voting stock.       Articles do not permit
                                      The Oklahoma Certificate does not   shareholder action by less than
                                      limit shareholder action by         unanimous consent, which
                                      written consent.                    effectively prohibits shareholder
                                                                          action by written consent.

Advance  Notice  Requirement  for     Under Oklahoma law, there is no     Under Colorado law, there is no
Shareholder  Proposals and Director   specific  requirement with regard   specific  requirement  with  regard
Nominations                           to  advance  notice of director     to advance notice of director
                                      nominations and shareholder         nominations and shareholder
                                      proposals.  The Oklahoma Bylaws     proposals.  The Colorado Bylaws
                                      provide that in order for           do not restrict director
                                      director nominations and            nominations.
                                      shareholder proposals to be
                                      properly brought before the
                                      meeting, the shareholder must
                                      have delivered timely notice to
                                      the Secretary of the Company.

Amendment of Certificate              The Oklahoma Certificate may be     The Colorado Articles may be
                                      amended by a majority of the        amended by a majority of the
                                      Board and shareholders having a     Board and shareholders having a
                                      majority of the outstanding         majority of the outstanding
                                      voting stock.                       voting stock.






Amendment of Bylaws                   The Oklahoma Bylaws may be          The Colorado Bylaws may be
                                      amended or repealed either by the   amended or repealed either by the
                                      Board or by shareholders having a   Board or by shareholders having a
                                      majority of the outstanding         majority of the outstanding
                                      voting stock.                       voting stock.

Loans to Officers and Directors       The Board of Directors may          The Board of Directors must
                                      authorize loans or guarantees to    provide at least ten-day notice
                                      officers, including officers who    to shareholders prior to offering
                                      are directors, in the proper        loans or guarantees for the
                                      exercise of the Board's business    benefit of directors or
                                      judgment.  The Oklahoma Bylaws      officers.  The Colorado Bylaws do
                                      provide that the Company may        not address the making of loans
                                      authorize loans or guarantees to    to or guarantees for the benefit
                                      officers, including those who are   of directors.
                                      directors.

Other                                 The link to Delaware's larger       A limited body of corporate
                                      body of corporate case law          case law in Colorado provides
                                      provides a more predictable         less guidance for corporations
                                      corporate legal environment in      in Colorado.
                                      Oklahoma.

Indemnification and Limitation of Liability

         Colorado and Oklahoma have similar laws respecting indemnification by a corporation of its directors, employees and other agents. Under both Colorado and Oklahoma law, corporations may limit the liability of directors, except in connection with the following instances: (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith, or involving intentional misconduct or knowing violations of law;
(c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with, Federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

         The Colorado Articles eliminate the liability of directors to the Company to the fullest extent permissible under Colorado law. The Oklahoma Certificate also eliminates the liability of directors to the fullest extent permissible under Oklahoma law, as such law currently exists or as it may be amended in the future. Furthermore, a provision of Oklahoma law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

Other Matters Relating To Directors

         Number of Directors. Colorado law requires that the number of persons constituting the Company's Board of Directors, whether a specific number or a range of size, be fixed by the Bylaws. Colorado law permits either the Board or the shareholders to amend the provision in the Bylaws that establishes the number of directors. The Colorado Bylaws provide for a Board numbering no less than three directors and such greater number as the Board may determine. The Bylaws also provide that either the Board or the shareholders may amend the Bylaws at any annual or special meeting.

         Oklahoma law permits the fixing of the number of directors in the certificate of incorporation, in which case the number of directors may be changed only by the manner specified in the Certificate of Incorporation or by amendment of the Certificate of Incorporation, which would require approval of both the shareholders and the Board. The Oklahoma Certificate provides that the number of directors shall be fixed exclusively by the Board of Directors by resolution.

Capitalization; Blank Check Preferred

         The Company's capital stock consists of (i) 25,000,000 authorized shares of Common Stock, par value $.01 per share, of which 2,675,958 shares were issued and outstanding as of April 10, 1999, and (ii) 10,000,000 authorized shares of Preferred Stock, par value $.10 per share, of which none 40,000 shares of Company's Series A 10% Cumulative Convertible Preferred Stock is issued and outstanding.

         Upon the effectiveness of the Reincorporation, Western Oklahoma will have the same number of outstanding shares of Common Stock that the Company had outstanding immediately prior to the Reincorporation.

         The capitalization of Western Oklahoma is identical to the capitalization of the Company. The Company believes these levels of capitalization are consistent with maintaining adequate capitalization for the expected needs of the Company. Western Oklahoma's authorized but unissued shares of Common Stock and Preferred Stock will be available for future issuance.

         On March 31, 1999, the Western shareholders approved a series of amendments to the Colorado Articles to effect reverse stock splits of the Common Stock. The amendments would convert each 1.5, 2, 2.5, 3, 3.5, 4, 4.5, and 5 outstanding shares into one share of Common Stock. Whether to effect one of the amendments and abandon the other amendments, or to abandon all of the amendments was left for the Board to determine prior to January 1, 2000. The Company, as the sole shareholder of Western Oklahoma, has approved a like authorization under Oklahoma law. As a result, the Reincorporation will not change the Board's ability to effect a reverse stock split. By implementing a reverse split, the Company would expect an increase in the per share price of its Common Stock. Authorization of the reverse splits is intended to aid the Company in meeting the Nasdaq listing requirements, which requires a minimum trading price of $1.00 per share.

         Under the Oklahoma Certificate, as under the Colorado Articles, the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares constituting any such series and to determine the designation thereof. See "Anti-Takeover Measures".

         The Board may authorize the issuance of Preferred Stock in connection with various corporate transactions, including corporate partnering arrangements. The Board may also authorize the issuance of Preferred Stock for the purpose of adopting a shareholder rights plan. If the Reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of Preferred Stock, except as required by law or regulation.

Shareholder Power To Call Special Shareholders' Meeting

         Under Colorado law, a special meeting of shareholders may be called by the Board of Directors, a person authorized by the Board of Directors or Bylaws, or shareholders holding shares representing at least 10% of all votes entitled to be cast at such meeting. The Colorado Bylaws provide that the Board, the President, or holders of at least 10% of all shares entitled to be cast at such a meeting may call a special meeting. Under Oklahoma law, a special meeting of shareholders may be called by the Board of Directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Oklahoma Certificate provides that such a meeting may be called only by the Board, the Chairman of the Board, or the Chief Executive Officer. Elimination of the ability of shareholders holding 10% of the voting power of all shareholders to call a special meeting may lengthen the amount of time required to take shareholder actions because the Company and the Board of directors are only required to hold one meeting of shareholders per year. Such elimination of a shareholder power to call special meetings may deter hostile takeover attempts because, without the ability to call a special meeting, a holder or group of holders controlling a majority in interest of a corporation's capital stock will not be able to amend the Bylaws or remove directors until the annual meeting of shareholders is held.

Actions by Written Consent of Shareholders in Lieu of a Shareholder Vote at a Shareholder Meeting

         Under Colorado law, unless the articles of incorporation provide otherwise, any action that may be taken at a shareholders' meeting may be taken without a meeting if all shareholders entitled to vote thereon consent to such action in writings. The Colorado Articles do not permit shareholder action by less than unanimous consent. Because it would be virtually impossible to achieve unanimous shareholder consent in a publicly-held company such as Western, the unanimous consent requirement under Colorado law effectively prohibits shareholder action by written consent.

         Oklahoma law is more liberal in this regard. Under Oklahoma law, unless the certificate of incorporation provides otherwise, any action that may be taken at a shareholders' meeting may be taken without a meeting if consents in writing are signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action if a meeting at which all shares entitled to vote thereon were present. The Oklahoma Certificate does not change the statutory provisions for shareholder consents.

         Oklahoma law does limit the use of shareholder consents in certain large, publicly-held companies. This limitation is not expected to effect Western Oklahoma. The limitation provides that shareholder consent must be unanimous in a company whose stock is traded on a national exchange or is registered under Section 12(g) of the Securities Exchange Act of 1934 and whose stock is held of record by more than 1,000 shareholders. This restriction effectively prohibits the use of shareholder consents in such corporations. While the Company's Common Stock is registered under Section 12(g), its shareholders of record are much fewer than 1,000 and it does not expect to have more than 1,000 shareholders of record. Thus, the Company believes this limitation will not effect its shareholders.

         Because Oklahoma law and the Oklahoma Certificate will permit the use of shareholder consents, Reincorporation will provide shareholders with a benefit that they lacked under Colorado law.

Advance Notice Requirement For Shareholder Proposals and Director Nominations

         There is no specific statutory requirement under either Colorado or Oklahoma law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, Federal securities laws generally provide that shareholders who wish to include proposals in the Company's proxy materials must submit such proposals not less than 120 days in advance of the date of the proxy statement released in connection with the next annual meeting.

         The Colorado Bylaws do not restrict director nominations. The Oklahoma Bylaws provide that in order for director nominations or shareholder proposals to be properly brought before the meeting, the shareholder must have delivered timely notice to the Secretary of the corporation. To be timely, notice must have been delivered not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. In the event that no annual meeting was held in the previous year or the date of the annual meeting was changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder must be received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting was first made by the Company fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Proper notice under the Federal securities laws for a proposal to be included in the Company's proxy materials will constitute proper notice under the Oklahoma Bylaws. These notice requirements help ensure that shareholders are aware of all proposals to be voted on at the meeting and have the opportunity to consider each proposal in advance of the meeting.

Anti-Takeover Measures

         The Company believes that Oklahoma law permits a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than does the laws of many other states, including Colorado. In particular, Oklahoma law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Such measures may be more narrowly drawn under Colorado law. For example, using the ample Delaware law for guidance, the Company expects that Oklahoma courts will uphold certain types of "poison pill" defenses (such as shareholder rights plans), while Colorado courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in Colorado less certain.

         As discussed herein, certain provisions of the Oklahoma Certificate could be considered to be anti-takeover measures. The Company does not have any present intention of adopting any further anti-takeover measures (such as a shareholder rights plan), nor does the Board of Directors have knowledge that any attempt to gain control of the Company is being contemplated. However, as discussed above, numerous differences between Colorado and Oklahoma law, effective without additional action by Western Oklahoma, could have a bearing on unapproved takeover attempts.

         One such difference is the existence of a Oklahoma statute regulating certain business combinations, which statute is intended to limit coercive takeovers of companies incorporated in Oklahoma. Colorado has no comparable statute. The Oklahoma law provides that a corporation may not engage in any business combination with any interested shareholder for a period of three years following the date that such shareholder became an interested shareholder, unless (i) prior to the date the shareholder became an interested shareholder the Board approved the business combination or the transaction that resulted in the shareholder becoming an interested shareholder, or (ii) upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock, or (iii) the business combination is approved by the Board and authorized by 66 2/3% of the outstanding stock that is not owned by the interested shareholder. Any Oklahoma corporation may decide to opt out of the statute at any time by action of its shareholders. This statute will apply to the Company following the Reincorporation, and the Company has no present intention of opting out of the statute.

         There can be no assurance that the Board of Directors would not adopt any further anti-takeover measures available under Oklahoma law (some of which may not require shareholder approval). Moreover, the availability of such measures under Oklahoma law, whether or not implemented, may have the effect of discouraging a future takeover attempt that a majority of Western Oklahoma's shareholders may deem to be in their best interests or that might provide shareholders with a premium for their shares over then current market prices. As a result, shareholders who might desire to participate in such transactions might not have the opportunity to do so. Shareholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, might be to limit in certain respects the rights of shareholders of Western Oklahoma compared with the rights of shareholder of the Colorado Company.

         The Board of Directors recognizes that hostile takeover attempts do not always have unfavorable consequences or effects and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts (such as disruption of the Company's business and the possibility of terms that may be less than favorable to all of the shareholders than would be available in a Board approved transaction) are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board to fully consider the proposed takeover attempt and actively negotiate its terms are in the best interests of the Company and its shareholders.

         In addition to the various anti-takeover measures that would be available to Western Oklahoma after the Reincorporation due to the application of Oklahoma law, Western Oklahoma would retain the rights currently available to the Company under Colorado law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed Reincorporation, shares of authorized and unissued Common Stock and Preferred Stock of Western Oklahoma could (within the limits imposed by applicable law) be issued in one or more transactions, or Preferred Stock could be issued with terms, provisions and rights that would make more difficult and, therefore, less likely, a takeover of Western Oklahoma. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of Western Oklahoma.

         It should be noted that the voting rights to be accorded to any unissued series of Preferred Stock of Western Oklahoma ("Oklahoma Preferred Stock") remain to be fixed by the Oklahoma Board. Accordingly, if the Oklahoma Board so authorizes, the holders of Oklahoma Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Oklahoma law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Oklahoma Preferred Stock could also be convertible into a large number of shares of Common Stock of Western Oklahoma under certain circumstances or have other terms that might make acquisition of a controlling interest in Western Oklahoma more difficult or more costly, including the right to elect additional directors to the Oklahoma Board. Potentially, the Oklahoma Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise gain control of Western Oklahoma. Also, the Oklahoma Preferred Stock could be privately placed with purchasers who might side with the management of Western Oklahoma in opposing a hostile tender offer or other attempt to obtain control.

         The Board may also authorize the issuance of Preferred Stock in connection with various corporate transactions, including corporate partnering arrangements. The Board may also authorize the issuance of Preferred Stock for the purpose of adopting a shareholder rights plan. However, future issuances of Oklahoma Preferred Stock as an anti-takeover device might preclude shareholders from taking advantage of a situation that might otherwise be favorable to their interests. In addition (subject to the considerations referred to above as to applicable law), the Oklahoma Board could authorize issuance of shares of Common Stock of Western Oklahoma ("Oklahoma Common Stock") or Oklahoma Preferred Stock to a holder who might thereby obtain sufficient voting power to ensure that any proposal to alter, amend, or repeal provisions of the Oklahoma Certificate unfavorable to a suitor would not receive the necessary vote of 66 2/3 percent of the voting stock required for certain of the proposed amendments (as described below).

         If the Reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the Oklahoma Preferred Stock or Oklahoma Common Stock, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to Western Oklahoma and its shareholders. The Board of Directors does not intend to issue any Preferred Stock except on terms that the Board of Directors deems to be in the best interests of Western Oklahoma and its then existing shareholders.

Amendment of Certificate

         The Colorado Articles may be amended by the approval of a majority of the members of the Board of Directors and by a majority of the outstanding shares. The Oklahoma Certificate provides that the provisions relating to (i) indemnification of officers and directors; (ii) the number of and election of directors; and (iii) the amendment of the Oklahoma Certificate can only be amended by the affirmative votes of the Board of Directors and the holders of at least 66 2/3 percent of the voting power of the outstanding voting stock of Western Oklahoma. By raising the vote required to amend the aforementioned provisions, a holder or group of holders controlling a majority in interest of the Company's capital stock will face greater obstacles in amending those particular provisions in the Oklahoma Certificate.

Amendment of Bylaws

         The Colorado Bylaws may be amended or repealed either by the Board of Directors or by the holders of a majority in interest of the outstanding stock of the Company. The Oklahoma Bylaws also may be amended or repealed either by the Board of Directors or by the holders of a majority in interest of the outstanding stock of Western Oklahoma.

Loans To Officers, Directors and Employees

         Colorado law provides that a corporation may not authorize any loan or guaranty for the benefit of any director until at least ten days after providing written notice of the proposed authorization to shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders.

         Under Oklahoma law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when the Board of Directors believes such transactions are proper in the exercise of its business judgment. Both Colorado law and Oklahoma law permit such loans or guaranties to be unsecured and without interest.

         The Company has made advances against future compensation to its President, Mr. James E. Blacketer, in the amount of $143,340 as of December 31, 1998. In addition, the Company and Mr. Blacketer have entered into, but have not consummated, a stock purchase agreement under which Mr. Blacketer would purchase 300,000 shares of the Common Stock in exchange for a three-year term note in the principal amount of $225,000 and bearing interest at ten percent per annum. Further, a limited partnership, of which the Company owns 80%, intends to distribute in liquidation a $480,000 note to the Company. The note is made by CCDC, Inc., and was issued when CCDC purchased 585,753 shares of Common Stock from an unrelated person who had purchased the Company's former Indy club and who had pledged the shares as collateral for the purchase indebtedness. CCDC, Inc. is affiliated with Mr. Joe R. Love, a director of the Company. See "Certain Transactions" below.

         It is uncertain whether the Colorado restriction on director loans would prohibit the foregoing transactions. By reincorporating, the legal uncertainties relating to these transactions would be removed since Oklahoma law does not restrict director loans if the loans are properly authorized by the Board in the exercise of its business judgment. If the Reincorporation is approved and consummated, the shareholders will lose a possible legal basis for challenging the validity of some or all of these transactions.

Federal Income Tax Consequences of the Reincorporation

         The Reincorporation provided for in the Merger Agreement is intended to be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the Reincorporation, and no gain or loss will be recognized by the Company or Western Oklahoma. Each former holder of capital stock of the Company will have the same basis in the capital stock of Western Oklahoma received by such holder pursuant to the Reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the Reincorporation. Each shareholder's holding period with respect to Western Oklahoma's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reincorporation.

         The foregoing is only a summary of certain Federal income tax consequences. Shareholders should consult their own tax advisers regarding the specific tax consequences to them of the merger, including the applicability of the laws of any state or other jurisdiction.

Board Recommendation

         The foregoing discussion is an attempt to summarize the more important differences in the corporate laws of Oklahoma and Colorado and does not purport to be an exhaustive discussion of all of the differences. Such differences can be determined in full by reference to the Colorado law and to the Oklahoma law. In addition, both Colorado and Oklahoma law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or bylaws of the Company.

         A vote FOR the Reincorporation proposal will constitute approval of the merger, the Oklahoma Certificate, the Oklahoma Bylaws, the loss of a possible legal basis for challenging certain director loans, the adoption and assumption by Western Oklahoma of each of the Company's employee benefit plans and all other aspects of this proposal.

          The Board of Directors Recommends a Vote in Favor of Reincorporation.

No Shareholders' Appraisal Rights

         Under Section 7-113-102 of the Colorado law, shareholders of the Company will not be entitled to dissent and obtain payment of the fair value of their shares from the Company in connection with the Reincorporation because the Company's shares are listed on the Nasdaq Stock Market at the time of the record date for the Annual Meeting.


                                     ITEM 2
                                   APPROVAL OF
                        OMNIBUS EQUITY COMPENSATION PLAN

         The Board of Directors proposes that the shareholders consider and approve the adoption of the Company's Omnibus Equity Compensation Plan (the "Omnibus Plan"). The Omnibus Plan authorizes the Company to grant "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options (non-incentive stock options), awards of restricted stock, stock appreciation rights, and other equity-based awards for up to 15 percent of the outstanding shares of Common Stock. The purpose of the Omnibus Plan is to enable the Company to offer its directors, employees and agents who render services to the Company and its subsidiaries, options to acquire equity interests in the Company and other incentive awards, thereby attracting, retaining and rewarding such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders.
Subject to shareholder approval, options to purchase 547,000 shares have been granted under the Omnibus Plan, and 13,208 shares are available for further grants.

         The Board of Directors recommends voting "For" the Omnibus Plan.

Administration

         The Omnibus Plan is administered and interpreted by the Compensation Committee of the Board (the "Committee"). The Committee has the authority to (i) make regulations to carry out the Omnibus Plan; (ii) interpret the terms of the Omnibus Plan and any award; and (iii) otherwise supervise the administration of the Omnibus Plan. Any interpretation of the Omnibus Plan or any rule adopted or action taken by the Committee will be final and binding upon all persons in interest.

Eligible Participants

         All employees of the Company and its subsidiaries are eligible to be granted awards under the Omnibus Plan. Each Director of the Company receives an annual grant of stock options covering 25,000 shares of the Common Stock. These annual grants are made in recognition that the Directors receive no cash compensation for their services. Directors are not otherwise eligible to receive awards under the Omnibus Plan, although Directors who are also employees or agents of the Company may receive awards in their other capacities. Agents to the Company and its subsidiaries are only eligible to receive awards other than incentive stock options. Agents include persons or entities performing services for or selling goods to the Company or transacting business by or through the Company's name. As of July 12, 1999, 13 persons were participating in the Omnibus Plan.

Number Of Shares Subject To The Omnibus Plan

         The maximum number of shares of Common Stock that may be issued under the Omnibus Plan is an amount equal to 15 percent of the outstanding shares of Common Stock (presently, 560,208 shares). The shares may be either authorized and unissued shares or issued shares reacquired by the Company. The aggregate number of shares issuable under the Omnibus Plan and the number of shares subject to awards made under the Omnibus Plan are subject to change as the number of outstanding shares of Common Stock changes. Increases of the outstanding shares may occur through the issuance of Common Stock in acquisitions or financings, in the conversion of other securities into Common Stock and in the exercise of options, warrants or other rights to acquire Common Stock. Adjustment to the number of available shares may also occur in the event of a merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the shares. If any award granted under the Omnibus Plan is forfeited or expires, the shares underlying the award will again be available for use under the Omnibus Plan. Awards issued in substitution for awards made by an acquired company do not reduce the number of shares available under the Omnibus Plan.

Types Of Awards Under The Omnibus Plan

         Stock Options. The terms of stock options granted under the Omnibus Plan are determined by the Committee. The Committee determines the eligible recipients, option price, the option expiration date, the number of shares underlying the option, any conditions relating to the exercise of the option and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Committee will also specify whether the option is intended to be an incentive stock option ("ISO") under Section 422 of the Code or a non-qualified stock option.

         The option price for ISOs may not be less than the fair market value of the Company's Common Stock on the date of grant. The option price for non-qualified stock options is determined by the Committee at the time of grant. To date, all stock options have been non-qualified options and the exercise price has equaled the fair market value of the Company's Common Stock on the date of grant. The Committee does not anticipate any departure from these practices. The option exercise price may be paid (i) in cash, (ii) with Common Stock or exercisable options (duly owned by the participant and free and clear of any liens and encumbrances), based on the fair market value of the Common Stock on the last trading date preceding payment, or (iii) by a combination of cash and shares of Common Stock.

         In the event of a Change of Control (as defined below), all restrictions on outstanding awards will lapse and become fully vested. In the Committee's discretion, all vested awards may be cashed out on bases determined by the Committee. A "Change of Control" means a change of control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of the Securities Exchange Act of 1934; provided that a change of control will be deemed to have occurred if (i) a person, group or entity becomes the beneficial owner of 20% or more of the Company's then outstanding securities (excluding present owners), or (ii) during a consecutive two year period, the individuals composing the Board of Directors at the beginning of such period and new directors nominated or elected by at least three-fourths of the directors cease to be a majority.

         Restricted Stock, SAR's and Other Equity-Based Awards. Although no such awards have been granted and the Committee does not anticipate such grants, the Omnibus Plan authorizes awards of restricted stock, stock appreciation rights, and other equity-based awards. Awards of restricted stock are shares granted to a participant that are forfeited to the Company if the participant ceases to be an employee of the Company or any of its subsidiaries during a restriction period specified by the Committee. The Committee will determine the eligible employees to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and the other terms and conditions of the awards. The provisions of the awards need not be the same with respect to each participant, and awards to individual participants need not be the same in subsequent years. Subject to the provisions of the Omnibus Plan, the Committee may provide for the lapse of restrictions in installments and may waive such restrictions, in whole or in part, at any time after the date of the award, based on such factors as the Committee deems appropriate in its sole discretion. During the restricted period, a participant may receive dividends and vote the restricted stock.

         Stock appreciation rights ("SAR's") are awards whose value is based on the appreciation of the underlying Common Stock. SAR's have an exercise price established at date of grant, which is usually the fair market value of the Common Stock. The value to participant is the fair market value of the underlying Common Stock at exercise over the exercise price. Such value may be paid in cash, in Common Stock, or restricted stock. SAR's may be granted in conjunction with stock options (tandem SAR's) or separately (freestanding SAR's). Subject to the provisions of the Omnibus Plan, the Committee may determine eligibility, the number of SAR's to be awarded, the vesting schedule and rights to acceleration thereof, and the other terms and conditions of the awards.

         Equity-based awards are awards whose value is based, in whole or in part, by reference to the value of the Common Stock. Equity-based awards may be issued in conjunction with stock options, restricted stock or SAR's or separately. Subject to the provisions of the Omnibus Plan, the Committee may determine eligibility, the number of equity-based awards to be granted, the vesting schedule and rights to acceleration thereof, and the other terms and conditions of the awards.

Federal Tax Consequences

         The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed and may vary from locality to locality.

         Incentive Stock Options. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the option holder or a deduction to the Company. Option holders exercising incentive stock options may become subject to the alternative minimum tax by reason of that exercise.

         If the stock received upon the exercise of an incentive stock option is held for at least two years from the date of grant and at least one year after the date of exercise, any gain or loss recognized upon a later disposition of the stock will be considered long-term capital gain or loss and will be taxable accordingly. If stock received upon exercise of an incentive stock option is disposed of before the holding period requirements described above have been satisfied (a "disqualifying disposition"), the option holder will realize ordinary income, and the Company will be entitled to a deduction, equal in general to the difference between the option price and the value of the stock on the date of exercise. The amount of ordinary income realized on a disqualifying disposition may be limited when the stock is sold for less than its value on the exercise date. Incentive stock options will be treated for tax purposes as non-qualified stock options (see below) to the extent the aggregate value (determined at the time of grant) of the stock for which the options first became exercisable in any calendar year exceeds $100,000.

         Non-Qualified Stock Options. In the case of non-qualified options, no income results upon the grant of the option. When an option holder exercises a non-qualified option, he or she will realize ordinary income, subject to withholding, equal in general to the excess of the then-fair market value of the stock over the option price. The Company will in general be entitled to a deduction equal to the amount of ordinary income realized by the optionee, provided the Company satisfies certain withholding and reporting requirements.

         Restricted Stock. An award of restricted stock will create no immediate tax consequences for the employee or the Company unless the employee makes an election pursuant to Section 83(b) of the Code. The employee will, however, realize ordinary income when restricted stock becomes vested, in an amount equal to the fair market value of the underlying shares of Common Stock on the date of vesting less any consideration paid by the employee for such stock. If the employee makes an election pursuant to Section 83(b) of the Code with respect to a grant of restricted stock, the employee will recognize income at the time the restricted stock is awarded (based upon the value of such stock at the time of award), rather than when the restricted stock becomes vested. The Company will be allowed a business expense deduction for the amount of any taxable income recognized by the employee at the time such income is recognized (assuming the Company complies with applicable reporting requirements).

         Section 162(m) of the Code limits to $1 million the deduction a public corporation may claim with respect to the remuneration paid in any year to any of a corporation's chief executive officer and the other four most highly compensated executive officers. The deduction limitation is subject to a number of exemptions, including for "performance-based" compensation. It is anticipated that options granted under the Omnibus Plan will be eligible for an exemption from the $1 million deduction limitation.

         The foregoing summary is limited to Federal income tax consequences and does not purport to be a complete description of the tax consequences with respect to the Omnibus Plan.

Withholding

         The Company has the right to reduce the number of shares otherwise deliverable under the Omnibus Plan by an amount that would have a fair market value on such date equal to the amount of all Federal, state and local taxes required to be withheld by the Company, or to deduct the amount of such taxes from any cash payment otherwise to be made to the participant. In connection with such withholding, the Committee may make arrangements that it deems appropriate and consistent with the Omnibus Plan.


                   OTHER INFORMATION ABOUT DIRECTORS, OFFICERS
                            AND CERTAIN SHAREHOLDERS

Beneficial Ownership Of Directors, Officers and Certain Shareholders

         The following table sets forth certain information regarding the beneficial ownership of Western's Common Stock as of July 14, 1999, by (i) each director of Western, (ii) each named executive officer in the Summary Compensation Table, (iii) each person known or believed by Western to own beneficially five percent or more of the Common Stock and (iv) all directors and executive officers as a group. Unless indicated otherwise, each person has sole voting and dispositive power with respect to such shares.



                   Name of Shareholders                          Beneficial Ownership (1)
                    Holding 5% or More,              ----------------------------------------------
               Director or Executive Officer           Number of Shares             Percent
             --------------------------------        ----------------------    --------------------
Joe R. Love (2)                                            1,194,503                   25.1

James E. Blacketer (3)                                       778,000                   18.5

Shane Investments, L.C. (4)                                  500,500                   13.4

Joe Robert Love, Jr. (5)                                     500,500                   13.4

Red River Concepts, Inc.                                     250,000                    6.7

Dominic W. Grimmett (6)                                      150,000                    3.8

John R. Ritter (7)                                           125,000                    3.3

John E. Adams (8)                                             29,500                      *

   All directors and officers                              2,002,003                   43.1
       as a group (5 persons)(9)

--------------
*     Less than one percent.

     (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of options, warrants, rights or conversion privileges that are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the holder. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
     (2) Reflects (i) 250,000 shares held of record by Red River Concepts, Inc. ("Red River"), a company of which Mr. Love serves a director, (ii)
         150,000 shares covered by options granted under an employee plan in 1997 and 1998 to CCDC, Inc., a company owned by certain trusts for the benefit of Mr. Love's adult sons, and (iii) 200,000 shares covered by a warrant granted in 1998 to CCDC. Mr. Love disclaims beneficial ownership of the warrants and options held by CCDC. He also disclaims beneficial ownership of shares owned by Shane Investments, L.C., an entity controlled by Joe Robert Love Jr., an adult son, and 122,500 shares held by a trust for the benefit of another adult son.
     (3) Reflects (i) 63,000 shares owned indirectly, (ii) 250,000 shares held of record by Red River, a company of which Mr. Blacketer serves as an officer and a director, (iii) 165,000 shares covered by options under an employee plan, and (iv) 300,000 shares issuable under a purchase agreement in exchange for a three-year note with interest at 10% payable quarterly. Mr. Blacketer disclaims beneficial ownership of 152,000 shares owned by two adult sons.
     (4) Reflects indirect beneficial ownership of (i) 250,000 shares held of record by Red River, a company owned 100% by Shane Investments, L.C.,
         (ii) 600,000 shares that Red River has an option to acquire, and (iii) 250,500 shares owned directly.
     (5) Reflects indirect beneficial ownership of shares held of record by Red River, a company owned 100% by Shane Investments, L.C. Mr. Love is the manager and 100% owner of Shane Investments, L.C., is an officer and director of Red River and is the adult son of Joe R. Love, a director of the Company.
     (6) Includes options to purchase 125,000 shares held by Mr. Grimmett. (7) Includes options and warrants to purchase 90,000 shares held by Mr. Ritter.
     (8) Reflects options to purchase 25,000 shares held by Mr. Adams.
     (9) Includes options, warrants and other rights to purchase 913,750 shares held directly or indirectly by executive officers and directors of the Company. See notes 2, 3, 6, 7 and 8 above.

         The business address of Messrs. Blacketer and Grimmett is 1601 N.W. Expressway, Suite 1610, Oklahoma City, Oklahoma 73118. The business address of Messrs. Love and Adams is 1601 N.W. Expressway, Suite 1910, Oklahoma City, Oklahoma 73118. The business address of Mr. Lowrie is 1601 West Evans Ave., Denver, Colorado 80223.

Executive Compensation

         The following table sets forth the compensation paid or accrued to the Chief Executive Officer and each other executive officer whose salary and bonus exceeded $100,000 (these persons are sometimes called the "named executive officers") for services performed in 1998, 1997 and 1996.

Summary Compensation Table

                                                                                     Long Term
                                                                                    Compensation
                                                   Annual Compensation (1)             Awards
                                            --------------------------------------  -----------
                                                                        Other
                                                                        Annual                  All Other
            Name and                                                    Compen-                 Compen-
       Principal Position           Year      Salary($)     Bonus($)    sation(2)   Options(#)  sation ($)
---------------------------------  -------  -------------- -----------  ----------  ----------- ------------
   James E. Blacketer,              1998       107,433         5,000         -       300,000          -
   Chief Executive Officer (5)      1997        98,500         5,000         -       165,000          -
                                    1996        12,500            -          -            -           -
   Dominic W. Grimmett              1998        86,083        15,000         -        25,000          -
   Chief Operating Officer (5)      1997        77,500         5,000         -       100,000          -
                                    1996        13,333            -          -            -           -
--------------

(1) Amounts shown include cash and non-cash compensation earned and received by the named executive officers as well as amounts earned but deferred at their election.
(2) The Company provides various perquisites to certain employees including the named executive officers. In each case, the aggregate value of the perquisites provided to the named executive officers did not exceed the lesser of $50,000 or 10% of such named executive officers' annual salary and bonus.
(3) Mr. Blacketer and Mr. Grimmett became executive officers of the Company in 1996. The compensation amounts reflect a partial year. Mr. Blacketer's options issued in 1998 reflect 300,000 shares issuable under a purchase agreement in exchange for a three-year note with interest at 10% payable quarterly. The shares have not been issued nor has the note been delivered.

Stock Options Granted in 1998

         The following table sets forth information concerning the grant of stock options during 1998 to the named executive officers.


                              Individual Grants
        -------------------------------------------------------------------
                            Number of     % of Total                                Potential Realizable Value at
                            Securities     Options                                  Assumed Annual Rates of Stock
                            Underlying     Granted                                     Price Appreciation for
                             Options      Employees                                         Option Terms (1)
                                                         Exercise      Expiration
           Name            Granted (#)     in 1998     Price ($/sh)     Date (2)       5% ($)         10% ($)
           ----            -----------     -------     -----------   -------------     ------         -------
   Dominic W. Grimmett         25,000        19.7            $.75       12/30/03       $5,180         $11,447

   James F. Blacketer         300,000         (2)            $.75            n/a      $62,163        $137,365
 --------------

(1) The assumed annual rates of increase are based on an annually compounded increase of the exercise price through the five year option term. The calculation of potential realizable value for Mr. Blacketer disregards the interest payable on the stock purchase note. See footnote (2) below.

(2) Mr. Blacketer's option amount reflects an agreement with the Company to purchase 300,000 shares of Common Stock in exchange for a three-year note in the principal amount of $225,000 with interest at 10% payable quarterly. The shares have not been issued nor has the note been delivered.

Stock Option Holdings

         The following table sets forth the number of unexercised options held by named executive officers as of December 31, 1998.

                                                Number of Unexercised
                                               Options at 12/31/98 (1)
                                         ---------------------------------------
                Name                      Exercisable             Unexercisable
         -------------------             -------------           ---------------
         James F. Blacketer                 465,000                     -
         Dominic W. Grimmett                125,000                     -
          --------------

          (1) These options are exercisable at $.75 per share. Mr. Blacketer's options include 300,000 shares issuable under a purchase agreement in exchange for a three-year note with interest at 10% payable quarterly. The shares have not been issued nor has the note been delivered.

Certain Transactions

         Sale of the Indy Club. On February 6, 1998, the partnership that owned the Company's Indianapolis club sold the Indy club to a partnership affiliated with Mr. Troy H. Lowrie, a former President and principal shareholder of the Company. The Company owns 80% of the partnership. In exchange for the Indy club, the purchaser gave the partnership a $600,000 note, which was collateralized by 732,191 shares of the Company's common stock, and assumed $490,426 of the Company's long term debt and $60,078 of its accrued interest and taxes. The note was due on February 6, 1999, and provided that the purchaser could pay the note by tendering the collateral shares. Although the purchaser assumed the long-term debt, the partnership was not released and remained contingently liable. This sale resulted in a gain to the Company of $64,861.

         The note was not paid when due. On April 14, 1999, CCDC, Inc., a corporation affiliated with Mr. Joe R. Love, a director of the Company, purchased 585,753 of the collateral shares from the purchaser for a $480,000 note due in two years and bearing interest at 6% per year. The partnership took remaining 146,438 shares of collateral stock and agreed to accept the $480,000 note from Mr. Love in full settlement of the purchaser's note. The partnership intends to liquidate by distributing 146,438 shares of the Company's common stock to unrelated partners and assigning the $480,000 note from CCDC to the Company.

         Bonus Compensation Plan; CEO Borrowings. On February 24, 1999, the Company implemented a bonus compensation plan. Under the plan, the Company will pay its President, Mr. James Blacketer, a bonus of $10,000 per Company-owned store for each new Atomic Burrito store. This payment excludes licensed and jointly-owned stores. Mr. Blacketer will also receive a bonus of $15,000 for each ten new Atomic Burrito, whether Company-owned, licensed or jointly owned. For each 50 stores that the Company opens, whether Company-owned, licensed or jointly owned, Mr. Blacketer shall receive a bonus of $25,000. If pre-tax earnings exceed $600,000, $30,000; if $800,000, $50,000; $1,000,000, Mr.
Blacketer shall receive a bonus of $75,000.

         This bonus plan is effective for 1999 and 2000, provided that Mr. Blacketer remain as president and CEO of the Company during that time. All payments to be paid under this bonus plan will first be applied to any amounts owed by Mr. Blacketer to the Company. At December 31, 1998, Mr. Blacketer owed the Company $143,340. The borrowed amount excludes $225,000 payable by Mr. Blacketer under a purchase agreement for 300,000 shares. The shares have not been issued nor has the note under the purchase agreement been delivered.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons beneficially owning more than 10% of the Company's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and with the Company.

         Based solely on a review of the reports sent to the Company and written responses from the executive officers and directors, the Company is aware of the following filings and transactions that were not reported timely in 1998:

                                           Number of                Number of
                 Name                     Late Reports        Transactions Affected
                 ----                     ------------        ---------------------
             John E. Adams                      1                        1
             Dominic W. Grimmett                1                        1
             Joe R. Love                        4                        4
             John W. Ritter                     2                        2

In each case, the failures related to grants of options or warrants. The Company believes these persons have not yet filed the reports relating to these transactions.


                   OTHER INFORMATION ABOUT THE ANNUAL MEETING

Other Matters Coming Before The Meeting

         As of the date of this Proxy Statement, the Company knows of no business to come before the meeting other than that referred to above. The Company's rules of conduct for the annual meeting prohibit the introduction of substantive matters not previously presented to the shareholders in a proxy statement. As to other business, such as procedural matters, that may come before the meeting, the person or persons holding proxies will vote those proxies in the manner they believe to be in the best interests of the Company and its shareholders.

Shareholder Proposals for the Next Annual Meeting

         Any shareholder who wishes to present a proposal at the Company's 2000 Annual Meeting of Shareholders must deliver such proposal to the Secretary of the Company by January 21, 2000, for inclusion in the Company's proxy, notice of meeting, and proxy statement for the 2000 Annual Meeting.

Additional Information

         The Company will bear the cost of soliciting proxies. Officers and regular employees of the Company may solicit proxies by further mailings, personal conversations, or by telephone, facsimile or other electronic transmission. They will do so without compensation other than their regular compensation. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

         THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST ADDRESSED TO MR. DOMINIC W. GRIMMETT, SECRETARY, WESTERN COUNTRY CLUBS, INC., 1601 N.W. EXPRESSWAY, SUITE 1610, OKLAHOMA CITY, OKLAHOMA 73118. SHAREHOLDERS REQUESTING EXHIBITS TO THE FORM 10-KSB WILL BE PROVIDED THE SAME UPON PAYMENT OF REPRODUCTION EXPENSES.

                                                    Sincerely,



                                                Dominic W. Grimmett
                                                     Secretary
July 27, 1999

Western Country Clubs, Inc.           This Proxy Is Solicited on Behalf of the
1601 N.W. Expressway, Suite 1610      Board of Directors
Oklahoma City, Oklahoma  73118        The undersigned  hereby  appoints James E.
                                      Blacketer and Joe R. Love as Proxies, each
                                      with the power  to appoint his substitute,
                                      and hereby authorizes  them  to  represent
                                      and to vote, as designated  below, all the
                                      shares of common stock  of Western Country
                                      Clubs,  Inc.  held  of   record   by   the
                                      undersigned on July 14, 1999, at the Annual Meeting of Shareholders to be held on August 31, 1999, or any adjournment thereof.

1. ELECTION OF DIRECTORS     FOR all nominees listed below
                         (except as marked to the contrary below)


                             WITHHOLD AUTHORITY
                    to vote for all nominees listed below


 (INSTRUCTION: To withhold authority to vote for any individual nominee strike through the nominee's name below.)

        James E. Blacketer, Joe R. Love, John R. Ritter and John E. Adams


2. REINCORPORATION OF THE COMPANY IN OKLAHOMA (AND CHANGE OF NAME TO ATOMIC BURRITO, INC.).
                    FOR            AGAINST            ABSTAIN


3. APPROVAL OF THE OMNIBUS EQUITY COMPENSATION PLAN.

                    FOR            AGAINST            ABSTAIN

4.  TRANSACTION OF INCIDENTAL BUSINESS

                    FOR            AGAINST            ABSTAIN

                                     (over)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES AND FOR APPROVAL OF THE OMNIBUS EQUITY COMPENSATION PLAN.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   DATED:____________________________, 1999

                                   ----------------------------------------
                                                 (Signature)

                                   ----------------------------------------
                                          (Signature if held jointly)

Please mark, sign, date and return this Proxy Card promptly using the enclosed envelope.

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made as of August __, 1999, by and between Western Country Clubs, Inc., a Colorado corporation ("Western"), and Western Oklahoma, Inc., an Oklahoma corporation ("Western Oklahoma". Western and Western Oklahoma are called collectively the "Constituent Corporations".

                                    Recitals

         A. Western's authorized capital stock consists of 25,000,000 shares of Common Stock, par value of $.01 per share, and 10,000,000 shares of Preferred Stock, par value of $.10 per share. Western Oklahoma's authorized capital stock, upon effectuation of the transactions set forth in this Merger Agreement, will consist of 25,000,000 shares of Common Stock, par value of $.01 per share, and 10,000,000 shares of Preferred Stock, par value of $.10 per share.

         B. The directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that Western merge with and into Western Oklahoma upon the terms and conditions provided in this Merger Agreement.

         NOW,   THEREFORE,   the  parties  adopt  the  plan  of   reorganization
encompassed by this Merger Agreement and agree that Western shall merge with and into Western Oklahoma on the following terms, conditions and other provisions:

                              Terms and Conditions

         1.  THE MERGER

         1.1 Merger. Western shall be merged with and into Western Oklahoma (the "Merger"), and Western Oklahoma shall be the surviving corporation (the
"Surviving Corporation") effective at 12:01 p.m., August ___, 1999 (the "Effective Date").

         1.2 Name Change. On the Effective Date, the name of Western Oklahoma shall be Atomic Burrito, Inc.

         1.3 Succession. On the Effective Date, Western Oklahoma shall continue its corporate existence under the laws of the State of Oklahoma, and Western's separate existence and corporate organization, except as it may be continued by operation of law, shall be terminated and cease.

         1.4 Transfer of Assets and Liabilities. On the Effective Date, the rights, powers, privileges, and franchises of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, thereafter shall be the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not been consummated, except as they may be modified with the consent of such creditors, and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

         1.5 Common Stock of Western and Western Oklahoma. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their respective shareholders, (i) each share of Common Stock of Western issued and outstanding immediately prior thereto shall be combined, changed and converted into one share of Common Stock of Western Oklahoma, in each case fully paid and nonassessable, and (ii) each share of Common Stock of Western Oklahoma issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

         1.6 Stock Certificates. On and after the Effective Date, all of the outstanding certificates that had represented shares of Common Stock of Western shall evidence ownership of and represent the shares of Western Oklahoma into which the shares of Western have been converted, and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. Until the Western certificates are surrendered and exchanged, the registered owner of an outstanding Western certificate shall have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distribution upon the shares of Western Oklahoma evidenced by such outstanding certificate.

         1.7 Options. On the Effective Date, if any options or rights granted to purchase shares of Common Stock of Western under the 1995 Stock Option Plan and the 1997 Omnibus Equity Compensation Plan remain outstanding, then the Surviving Corporation will assume the outstanding and unexercised portions of such options and such options shall be changed and converted into options to purchase Common Stock of Western Oklahoma, such that an option to purchase one share of Common Stock of Western shall be converted into an option to purchase one share of Common Stock of Western Oklahoma. No other changes in the terms and conditions of such options will occur.

         1.8 Warrants. On the Effective Date, the Surviving Corporation will assume the outstanding obligations of Western to issue Common Stock or other capital stock pursuant to warrants or other contractual rights to purchase granted by Western, and the outstanding and unexercised portions of all outstanding warrants to purchase Common Stock or other capital stock of Western shall be changed and converted into warrants to purchase Common Stock or other capital stock, respectively, of Western Oklahoma such that a warrant to purchase one share of Common Stock or other capital stock of Western shall be converted into a contractual right to purchase one share of Common Stock or other capital stock, respectively, of Western Oklahoma. No other changes in the terms and conditions of such contractual purchase rights will occur.

         1.9 Employee Benefit Plans. On the Effective Date, the Surviving Corporation shall assume all obligations of Western under any and all employee benefit plans in effect as of such date with respect to which employee rights or accrued benefits are outstanding as of such date. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger.

         2.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 Certificate of Incorporation and Bylaws. The Certificate of Incorporation of Western Oklahoma in effect on the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Corporation; provided that Western Oklahoma's name shall be changed as provided in Section 1.2 above. The Bylaws of Western Oklahoma in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment.

         2.2 Directors. The directors of Western immediately preceding the Effective Date shall become the directors of the Surviving Corporation to serve until the expiration of their terms and until their successors are elected and qualified.

         2.3 Officers. The officers of Western immediately preceding the Effective Date shall become the officers of the Surviving Corporation to serve at the pleasure of its Board of Directors.

         3.  MISCELLANEOUS

         3.1 Further Assurances. The Surviving Corporation shall execute and deliver such deeds and other instruments, and take such further and other action as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Western Oklahoma and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are authorized fully in the name and on behalf of Western Oklahoma or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         3.2 Amendment. At any time before or after approval by the shareholders of Western, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of Western, the principal terms may not be amended without the further approval of the shareholders of Western) as may be determined in the judgment of the respective Board of Directors of Western Oklahoma and Western to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

         3.3 Conditions to Merger. The obligation of the Constituent Corporations to effect these transactions is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

         (a) the Merger shall have been approved by the shareholders of Western in accordance with applicable provisions of the Colorado Business Corporation Act; and

         (b) Western, as sole shareholder of Western Oklahoma, shall have approved the Merger in accordance with the General Corporation Law of the State of Oklahoma; and

         (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Western to be material to consummation of the Merger shall have been obtained.

         3.4 Abandonment or Deferral. Notwithstanding the approval of this Merger Agreement by the shareholders of Western or Western Oklahoma, at any time before the Effective Date, (a) this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Western or Western Oklahoma or both, or (b) the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Western and Western Oklahoma, such action would be in the best interests of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or their respective Board of Directors or shareholders with respect thereto, except that Western shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

         3.5 Counterparts. To facilitate the filing and recording of this Merger Agreement, it may be executed in any number of counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of Western and Western Oklahoma, hereby is executed on behalf of each such corporations and attested by their respective officers thereunto duly authorized.


                                             WESTERN COUNTRY CLUBS, INC.
                                                A Colorado corporation

Attest:
                                             By: _______________________________
                                                   James A. Blacketer, President
By: __________________________________
      Dominic W. Grimmett, Secretary


                                             WESTERN OKLAHOMA, INC.
                                                An Oklahoma corporation

Attest:
                                             By: _______________________________
                                                   James A. Blacketer, President
By: __________________________________
      Dominic W. Grimmett, Secretary

                                                                      APPENDIX B


                          CERTIFICATE OF INCORPORATION
                                       of
                             WESTERN OKLAHOMA, INC.


         The undersigned,  a natural person (the "Sole  Incorporator"),  for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Oklahoma hereby certifies that:

                                   ARTICLE I.

         The name of this Corporation is "Western Oklahoma, Inc."

                                   ARTICLE II.

         The address of the registered office of the Corporation in the State of Oklahoma is 1601 N.W. Expressway, Suite 1910, Oklahoma City, Oklahoma County, Oklahoma 73118, and the name of the registered agent of the Corporation in the State of Oklahoma at such address is John Hudson.

                                  ARTICLE III.

         The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Act of the State of Oklahoma.

                                   ARTICLE IV.

         A. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares which the Corporation is authorized to issue is 35,000,000 shares, of which 25,000,000 shares shall be Common Stock, par value $.01 per share, and 10,000,000 shares shall be Preferred Stock, par value $.10 per share.

         B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the Oklahoma General Corporation Act, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         C. 1. Designation and Amount. The Corporation hereby creates a series of its Preferred Stock that shall be designated "Series A Cumulative Convertible Redeemable Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting such series shall be forty thousand (40,000).

              2. Dividends and Distributions. The holders of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first banking day of each January, April, July and October in each year beginning April 1, 1998 (each such date being referred to as a "Dividend Payment Date") at the rate of $.25 per share ($1.00 per share annually). Dividends payable on shares of the Series A Preferred Stock for the initial dividend period and for any period less than a full quarterly period shall be computed on the basis of a 360-day year of twelve 30-day months.

              Such dividends shall be cumulative and the Corporation shall accrue an amount equal to the dividend payable if and when dividends are not paid in full on the Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. The Board of Directors may fix a record date for the determination of holders of Series A Preferred Stock entitled to receive payment of a declared dividend, which record date shall be no more than 60 days prior to the date fixed for payment.

              The Corporation shall have declared and paid in full or set apart for payment dividends on the Series A Preferred Stock at the annual rate of $1.00 per share commencing upon issuance, less any cash dividends previously declared and paid in full on the Series A Preferred Stock, before the Corporation may:

              (i) pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any class of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for, or out of the net cash proceeds from the sale of, other shares of any such junior stock,

              (ii) pay dividends on or make any other distributions on any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable in proportion to the total amounts to which the holders of all such shares are then entitled,

              (iii)redeem or purchase or otherwise acquire for consideration any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior to the preferred stock,

              (iv) purchase or otherwise acquire for consideration any shares of the Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes. The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could purchase such shares at such time and in such manner.

              In case the Corporation at any time or from time to time shall (A) issue immediately exercisable rights or warrants to all holders of shares of its Common Stock entitling them to subscribe for or purchase shares of its Common Stock (or securities convertible into its Common Stock) at a price per share (or having a conversion price per share) less than the Current Market Price per share of Common Stock (as defined in Section C.(7)) on the record date fixed for the determination of shareholders entitled to receive such right or warrant, or
(B) declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its subsidiaries by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on its Common Stock, other than a dividend payable in cash or shares of the Corporation's Common Stock or rights or warrants to subscribe for shares of the Corporation's Common Stock, then the Board of Directors shall, at the same time or times, declare, order, pay and make a dividend or other distribution on each share of Series A Preferred Stock that is equivalent to such dividend or other distribution declared, ordered, paid or made on each share of Common Stock, multiplied by the number of shares of Common Stock into which a share of Series A Preferred Stock would be convertible on the record date for such action.

              3. Voting Rights. The holders of Series A Preferred Stock shall have the following voting rights:

              (i) Each share of Series A Preferred Stock shall entitle its holder to one vote on all matters submitted to a vote of the Corporation's shareholders;

              (ii)Except as otherwise provided herein or by law, the holders of Series A Preferred Stock and the holders of Common Stock shall vote together as one class on all matters submitted to a vote of the Corporation's shareholders;

              (iii) The consent of the holders of at least a majority of the outstanding shares of the Series A Preferred Stock, voting separately as a single class, in person or by proxy, either in writing without a meeting or at a special or annual meeting of shareholders called for the purpose, shall be necessary to (a) create, authorize, or issue any stock ranking senior to the Series A Preferred Stock as to dividends, liquidations, dissolution, or winding up; (b) create, authorize, or issue any securities convertible into, or warrants, options, or similar rights to acquire stock ranking senior to the Series A Preferred Stock as to dividends, liquidations, dissolution, or winding up; or (c) amend the preferences and rights of the Series A Preferred Stock, in any manner that would materially alter the relative rights and preferences of the Series A Preferred Stock so as to adversely affect holders thereof. Notwithstanding the foregoing or anything herein to the contrary, no approval by the holders of the Series A Preferred Stock, voting as a class, shall be required for the approval of any amendment that effects a division of the Series A Preferred Stock into a greater number of shares or creates another series of Preferred Stock, which may be on parity with or junior to the Series A Preferred Stock.

              4. Reacquired Stock. Any shares of the Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors.

              5. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of stock ranking junior to the Series A Preferred Stock as to liquidations, dissolution, or winding up unless, prior thereto, the holders of Series A Preferred Stock shall have received $10.00 per share plus an amount equal to any declared but unpaid dividends thereon, or (ii) to the holders of stock ranking on a parity with the Series A Preferred Stock as to liquidations, dissolution, or winding up, unless distributions are made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

              Neither the merger or consolidation or reorganization of this Corporation with or into another corporation nor the sale, lease, or transfer of all or substantially all the Corporation's assets shall be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section C.(5).

              6. Conversion. Each share of the Series A Preferred Stock shall entitle its holder to certain conversion rights, subject to certain rights of the Corporation, all of which are set forth below in this Section C.(6):

              (A) At any time and from time to time after the first anniversary of the issuance of the Series A Preferred Stock, the holder shall have the right, at the holder's sole option and election, to convert each share of the Series A Preferred Stock in the manner hereinafter set forth, into ten fully paid and non-assessable shares of Common Stock of the Corporation (the "Conversion Rate"). The Board of Directors of the Corporation may appropriately adjust the Conversion Rate in light of stock splits or combinations or Section C.(7) events and may establish procedures by which this conversion shall occur.

              (B) If less than all of the Series A Preferred Stock at the time outstanding are to be converted, the shares to be converted shall be converted on a pro rata basis;

              (C) The holder of any shares of the Series A Preferred Stock may exercise his option to convert such shares into shares of Common Stock by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate of certificates representing the share of Series A Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section C.(6) and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes, the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and non-assessable shares of Common Stock of the Corporation to which the holder of the Series A Preferred Stock so converted shall be entitled and (ii) if less than the full number of shares of the Series A Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversions shall be deemed to have been made at the close of business on the date of giving of such notice of such surrender of the certificate or certificates representing the shares of the Series A Preferred Stock to be converted so that the rights of the holder thereof shall cease except for the right to receive Common Stock of the Corporation in accordance herewith, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time;

              (D) The Corporation shall not be required to issue fractional shares of Common Stock upon conversion, but shall aggregate the number of fractional shares otherwise issuable to a converting holder to maximize the number of whole shares issuable, and shall pay any remaining fractional share in cash based on the Current Market Price.

              (E) The number of shares of Common Stock into which each share of the Series A Preferred Stock is convertible shall be adjusted from time to time as follows:

                  (i) In case the Corporation shall at any time or from time to time declare or pay any dividend on its Common Stock payable in its Common Stock or effect a subdivision of the outstanding shares of its Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in its Common Stock), then, and in each such case, the number of shares of Common Stock into which each share of the Series A Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the sum of (I) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event plus (II) the number of shares of Common Stock which such holder would have been entitled to receive in connection with the occurrence of such event had such share been converted immediately prior thereto, and the denominator of which is the number of shares of Common Stock determined in accordance with clause (I) above. An adjustment made pursuant to this subparagraph (E)(i) shall become effective (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective;

                  (ii) In case the Corporation at any time or from time to time shall combine or consolidate the outstanding shares of its Common Stock into a lesser number of shares of Common Stock, by reclassification or otherwise, then, and in each such case, the number of shares of Common Stock into which each share of the Series A Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the occurrence of such event by (b) a fraction, the numerator of which is the number of shares which the holder would have owned after giving effect to such event had such share been converted immediately prior to the occurrence of such event and the denominator of which is the number of Common Shares into which such share was convertible immediately prior to the occurrence of such event. An adjustment made pursuant to this subparagraph (E)(ii) shall become effective at the close of business on the day immediately prior to the day upon which such corporate action becomes effective;

              (F) If any adjustment in the number of shares of Common Stock into which each share of the Series A Preferred Stock may be converted required pursuant to this Section C.(6) would result is an increase or decrease of less than one percent of the number of shares of Common Stock into which each share of the Series A Preferred Stock is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent of the number of shares of Common Stock into which each share of the Series A Preferred Stock is then convertible. All calculations under this paragraph (D) shall be made to the nearest one-tenth of a share;

              (G) The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issues upon the conversion of all outstanding shares of the Series A Preferred Stock; and

              (H) Shares of the Series A Preferred Stock may not be converted between the close of business on the third business day preceding the date fixed for redemption of such shares pursuant to Section C.(9) and the redemption date.

              7. Adjustments For Consolidation, Merger, Etc. In case the Corporation, (i) shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger,
(ii) shall permit any other person to consolidate with or merge into the Corporation and the Corporation shall be the continuing or surviving person, but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, (iii) shall transfer all or substantially all of its properties or its assets to any other person, or (iv) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification resulting in the issue of additional shares of Common Stock for which adjustment is provided in Section C.(6)), then, and in each such case, prior provisions shall be made so that each share of Series A Preferred Stock then outstanding shall be converted into, or exchanged for, one share of preferred stock (the "Substitute Preferred Stock") of the "Acquiring Corporation" (as hereinafter defined) entitling the holder thereof to all of the rights, powers, privileges and preferences with respect to the Acquiring Corporation to which the holder of a share of Series A Preferred Stock is entitled with respect to the Corporation, and being subject with respect to the Acquiring Corporation to the qualifications, limitations and restrictions to which a share of Series A Preferred Stock is subject with respect to the Corporation, except that in lieu of and notwithstanding the provisions for conversion set forth in Section C.(6), each share of Substitute Preferred Stock shall be convertible at any time, at the option of the holder thereof, into the number of shares of "Voting Common Stock" (as hereinafter defined) of the Acquiring Corporation or, if the Acquiring Corporation shall not meet the requirements of the proviso hereto, its "Parent" (as hereinafter defined), subject to adjustments (subsequent to consummation of such transaction) as nearly equivalent as possible to the adjustments provided for in Section C.(6) and this Section C.(7), determined by multiplying the number of shares of Common Stock into which each share of the Series A Preferred Stock was convertible immediately prior to consummation of such transaction by a fraction, the numerator of which is the "Acquisition Price" (as hereinafter defined) and the denominator of which is the lesser of (a) the Current Market Price (as hereinafter defined) per share of the Voting Common Stock of the Acquiring Corporation or its Parent, as the case may be, on the date of such consummation or (b) the Current Market Price per share of the Voting Common Stock of the Acquiring Corporation or its Parent, as the case may be, on the date of such conversion. Notwithstanding anything contained herein to the contrary, the Corporation will not effect any of the transactions described in clauses (i) through (iv) above unless, prior to the consummation thereof, each corporation, including this Corporation, which may be required to deliver any stock, securities, cash or other property to the holders of shares of the Series A Preferred Stock shall assume, by written instrument delivered to each transfer agent of the Series A Preferred Stock, the obligation to deliver to such holder such shares of stock, securities, cash or other property to which, in accordance with the foregoing provisions, such holder may be entitled and each such corporation shall have furnished to each such transfer agent an opinion of counsel for such corporation, stating that such assumption agreement is legal, valid and binding upon such corporation.

              For purposes of this Section C.(7), the term "Voting Common Stock"
with respect to any corporation shall mean the common stock of such corporation ordinarily entitled to elect a majority of the directors constituting the full board of directors of such corporation; the term "Acquiring Corporation" shall mean the continuing or surviving corporation of a consolidation or merger with the Corporation (if other than the Corporation), the transferee of all or substantially all of the properties and assets of this Corporation, the corporation consolidating with or merging into the Corporation in a consolidation or merger in which the Corporation is the continuing or surviving person, but in connection with which the Common Stock of the Corporation is changed into or exchanged for the stock or other securities of any other person or cash or any other property, or, in case of a capital reorganization or reclassification, the Corporation; the term "Parent" shall mean, as to any Acquiring Corporation, any corporation which (i) controls the Acquiring Corporation directly or indirectly through one or more intermediaries, (ii) is required to include the Acquiring Corporation in the consolidated financial statements contained in such Parent's Annual Reports on Form 10-K and (iii) is not itself included in the consolidated financial statements of any other person (other than its consolidated subsidiaries); and the term "Acquisition Price" shall mean, as applied to the Common Stock, the greatest of whichever of the following are applicable: (1) the Current Market Price per share of Common Stock on the date on which any transaction to which this Section C.(7) applies is consummated; (2) if a purchase, tender or exchange offer is made by the Acquiring Corporation (or by any of its Affiliates) to the holders of the Common Stock and such offer is accepted by the holders of more than 50% of the outstanding shares of Common Stock, the greater of (x) the price determined in accordance with the provisions of the foregoing clause (1) of this definition and (y) the Current Market Price per share of Common Stock on the date of acceptance of such offer by the holders of more than 50% of the outstanding shares of Common Stock; and (3) the highest price (in cash or Fair Market Value of securities or other property) paid for a share of Common Stock of which the Acquiring Person is the Beneficial Owner and acquired by the holder thereof during the one year immediately preceding the Stock Acquisition Date or in the transaction in which such Acquiring Person.

              The term "Current Market Price" shall mean, as applied to any class of stock on any date, the average of the daily "Closing Prices" (as hereinafter defined) for the 20 consecutive "Trading Days" (as hereinafter defined) immediately prior to the date in question; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period following the announcement by the Corporation of a dividend or distribution on its Common Stock payable in shares of its Common Stock or securities convertible into shares of its Common Stock, and prior to the expiration of twenty Trading Days after the ex-dividend date for such dividend or distribution, then, and in each such case, the Current Market Price shall be appropriately adjusted to reflect the Current Market Price per Common Stock equivalent. The term "Closing Price" on any day shall mean the last sales price, regular way, per share of such stock on such day, or, if no such sale takes place on such day, the closing bid price, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of such stock are listed or admitted to trading or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, the closing bid price in the Nasdaq System. The term "Trading Day" shall mean a day on which the principal national securities exchange on which shares of such stock are listed or admitted to trading is open for the transaction of business or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which national banking institutions are not authorized or obligated by law or executive order to close.

              8. Reports as to Adjustments. Whenever the number of shares of Common Stock into which the shares of the Series A Preferred Stock are convertible is adjusted as provided in Section C.(6), the Corporation shall promptly compute such adjustment and furnish to each transfer agent for the Series A Preferred Stock a certificate, signed by a principal financial officer of the Corporation, setting forth the number of shares of Common Stock into which each share of the Series A Preferred Stock is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective

              9. Redemption. The Corporation shall redeem shares of Series A Preferred Stock pursuant to the following provisions:

              (A) Commencing upon the first anniversary of the issuance of the Series A Preferred Stock, the Corporation shall redeem the shares of the Series A Preferred Stock in four equal, annual installments (adjusted for any capital reorganization, reclassification or recapitalization of the Corporation that changes the number of the Series A Preferred Stock shares outstanding) at a redemption price of $10.00 per share, plus an amount equal to all declared but unpaid dividends thereon;

              (B) In addition to the provisions of paragraph (A), (i) the Corporation shall apply one-half of the proceeds from the payment on or before June 1, 1998, of any notes receivable to redeem shares of the Series A Preferred Stock; and (ii) either the Corporation or a holder of shares of the Series A Preferred Stock shall have the right to redeem or compel the redemption of shares (as the case may be) of the Series A Preferred Stock out of the net proceeds of any public or private offering by the Corporation of shares of its Common Stock or any other series of preferred stock. The redemption rights set forth in proviso (ii) shall not apply to sales of capital stock in connection with a merger or other acquisition, the exercise of stock options, warrants or other rights, an exchange for other securities or obligations, the cancellation or settlement of debt, claims or other obligations, or offerings the net proceeds of which are less than $500,000.

              (C) In a redemption under paragraph (A) or (B) other than a holder's exercise of the option to compel redemption under proviso (ii) of paragraph (B), the Corporation shall mail a notice of redemption of the Series A Preferred Stock at least 30, but not more than 60, days prior to the date fixed for redemption to each holder of Series A Preferred Stock to be redeemed, at such holder's address as it appears on the books of the Corporation. In order to facilitate the redemption of the Series A Preferred Stock, the Board of Directors may fix a record date for the determination of holders of Series A Preferred Stock to be redeemed, or may cause the transfer books of the Corporation to be closed for the transfer of the Series A Preferred Stock, not more than 60 days prior to the date fixed for such redemption. If a holder desires to exercise the option to compel redemption under proviso (ii) of paragraph (B), the holder shall mail a notice of redemption to the Corporation within 30 days after the closing of the offering that gave rise to the redemption right. The notice shall specify a redemption date between ten and 30 days after the notice for payment of the redemption price.

              (D) On the redemption date specified in the notice given pursuant to paragraph (C), the Corporation shall, and at any time after such notice shall have been mailed and before such redemption date the Corporation may, deposit for the pro rata benefit of the holders of the shares of the Series A Preferred Stock so called for redemption the funds necessary for such redemption with a bank or trust company. Any monies so deposited by the Corporation and unclaimed at the end of five years from the date designated for such redemption shall revert to the general fund of the Corporation. After such redemption, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereto to such holder and such holder shall look only to the Corporation for the payment of the redemption price. In the event that monies are deposited pursuant to this paragraph
     (D) in respect of shares of the Series A Preferred Stock that are converted in accordance with the provisions of Section C.(6), such monies shall upon such conversion, revert to the general funds of the Corporation and, upon demand, such bank or trust company shall pay over to the Corporation such monies and shall thereupon be relieved of all responsibility to the holders of such shares in respect thereof. Any interest accrued on funds so deposited pursuant to this paragraph (D) shall be paid from time to time to the Corporation for its own account; and

              (E) Upon the deposit of funds pursuant to paragraph (D) in respect of shares of the Series A Preferred Stock called for redemption, notwithstanding that any certificates for such shares shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, and all rights of the holders of the shares of the Series A Preferred Stock called for redemption shall cease and terminate, excepting only the right to receive the redemption price therefor and the right to convert such shares into shares of Common Stock until the close of business on the third business day preceding the redemption date, as provided in Section C.(6).

              10. Notices of Corporate Action. In the event of:

              (A) Any taking by the Corporation by a record of the holders of its Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a dividend payable solely in cash or shares of Common Stock) or other distribution, or any right or warrant to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

              (B)    Any    capital    reorganization,    reclassification    or
     recapitalization of the Corporation (other than a subdivision or combination of the outstanding shares of its Common Stock), any consolidation or merger involving the Corporation and any other person (other than a consolidation or merger with a wholly-owned subsidiary of the Corporation, provided that the Corporation is the surviving or the continuing corporation and no change occurs in the Common Stock), or any transfer of all or substantially all the assets of the Corporation to any other person;

              (C) Any voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or

              (D) Any offering that gives rise to the redemption rights set forth under paragraph (B)(ii) of Section C.(9);

     then, and in each such case, the Corporation shall cause to be mailed to each transfer agent for the shares of the Series A Preferred Stock and to the holders of record of the outstanding shares of the Series A Preferred Stock, at least 20 days (or ten days in case of any event specified in clause (A) above) prior to the applicable record, effective or closing date hereinafter specified, a notice stating (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right, (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up, or (iii) the date or expected date on which the offering is to close. Such notice shall also state whether such transaction will result in any adjustment in the number of shares of Common Stock into which shares of the Series A Preferred Stock are convertible and, if so, shall state the new number of shares of Common
     Stock into which each share of the Series A Preferred Stock shall be convertible upon such adjustment and when such adjustment will become effective. The failure to give any notice required by this Section C.(10), or any defect therein, shall not affect the legality or validity of any such action requiring such notice.

                                   ARTICLE V.

         For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its shareholders or any class thereof, as the case may be, it is further provided that:

         A. 1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors.

              2. Subject to the rights of the holders of any series of Preferred
Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the shareholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the shareholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

         B. 1. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

              2. Special meetings of the shareholders of the Corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

              3. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

                                   ARTICLE VI.

         A. A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 1053 of the Oklahoma General Corporation Act or (iv) for any transaction from which the director derived an improper personal benefit. If the Oklahoma General Corporation Act is amended after approval by the shareholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the Oklahoma General Corporation Act, as so amended.

         B. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

                                  ARTICLE VII.

         A. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in Section B. of this
Article VII, and all rights conferred upon the shareholders herein are granted subject to this reservation.

         B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VII.



         The name and the mailing address of the Sole Incorporator is as follows:

                                 Gary W. Derrick
                              Derrick & Briggs, LLP
                           Bank One Center, 20th Floor
                              100 N. Broadway Ave.
                          Oklahoma City, Oklahoma 73102

         In Witness Whereof, this Certificate has been subscribed this July __, 1999, by the undersigned who affirms that the statements made herein are true and correct.



                                        ---------------------------------------
                                           Gary W. Derrick, Sole Incorporator

                                                                      APPENDIX C

                                     BYLAWS
                                       of
                             Western Oklahoma, Inc.
                            (an Oklahoma corporation)



Section 1.  Definitions

         1.01. Definitions. Unless the context clearly requires otherwise, in these Bylaws:

                 (a) "Act" means the Oklahoma General Corporation Act.

                 (b) "Board" means the Board of Directors of the Corporation.

                 (c) "Bylaws"  means  these  Bylaws as  adopted by the Board and includes amendments subsequently adopted by the Board or by the Shareholders.

                 (d) "Certificate  of  Incorporation"  means the  Certificate of
                     Incorporation of the Corporation as filed with the Secretary of State of the State of Oklahoma and includes all amendments subsequently filed.

                 (e) "Corporation" means Western Oklahoma, Inc..

                 (f) "Section" refers to a Section of these Bylaws.

                 (g) "Shareholder"   means  a  Shareholder  of  record   of  the
                     Corporation.

         1.02. Title of Office. The title of an office refers to the person or persons who at any given time perform the duties of that particular office for the Corporation.

Section 2.  Offices

         2.01. Principal Office. The Corporation may locate its principal office within or without the state of incorporation as the Board may determine.

         2.02. Registered Office. The registered office of the Corporation required by law to be maintained in the state of incorporation may be, but need not be, identical with the principal office of the Corporation. The Board may change the address of the registered office from time to time.

         2.03. Other Offices. The Corporation may have offices at such other places, either within or without the state of incorporation, as the Board may designate or as the business of the Corporation may require from time to time.

Section 3.  Meetings of Shareholders

         3.01. Place of Meetings. Meetings of the Shareholders of the Corporation shall be held at such place, either within or without the State of Oklahoma, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the principal office of the Corporation.

         3.02.  Annual Meetings.

         (a) The annual meeting of the Shareholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

         (b) At an annual meeting of the Shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a Shareholder. For business to be properly brought before an annual meeting by a Shareholder, the Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a Shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the Shareholder to be timely must be so received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Corporation fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. A Shareholder's notice to the Secretary shall set forth as to each matter the Shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the Shareholder proposing such business, (iii) the class and number of shares of the Corporation that are beneficially owned by the Shareholder, (iv) any material interest of the Shareholder in such business and (v) any other information that is required to be provided by the Shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a Shareholder proposal. Notwithstanding the foregoing, in order to include information with respect to a Shareholder proposal in the proxy statement and form of proxy for a Shareholder's meeting, Shareholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

         (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of Shareholders by or at the direction of the Board of Directors or by any Shareholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of paragraph (b) of this Section 3.02. Such Shareholder's notice shall set forth
(i) as to each person, if any, whom the Shareholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Corporation that are beneficially owned by such person, (D) a description of all arrangements or understandings between the Shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the Shareholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such Shareholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section
3.02. At the request of the Board of Directors, any person nominated by a Shareholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the Shareholder's notice of nomination that pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

         (d) For purposes of this Section 3.02, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

         3.03.  Special Meetings.

         (a) Special meetings of the Shareholders of the Corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors, shall fix.

         (b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the Corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than 35 nor more than 120 days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the Shareholders entitled to vote, in accordance with the provisions of Section 3.04 of these Bylaws. If the notice is not given within 60 days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph
(b) shall be construed as limiting, fixing, or affecting the time when a meeting of Shareholders called by action of the Board of Directors may be held.

         3.04. Notice of Meetings. The Board or a committee of the Board shall give written notice of each meeting of Shareholders, whether annual or special, not less than ten nor more than 60 days before the date of the meeting; provided, however, that if the purpose of the meeting is to vote on a merger, a consolidation, a share acquisition under Section 1090.1 of the Act, or the sale, lease or exchange of all or substantially all of the Corporation's property and assets, written notice shall be delivered not less than 20 nor more than 60 days before the date of the meeting. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that he or she has given notice shall constitute, in the absence of fraud, prima facie evidence of the facts stated in the affidavit.

         Every notice of a meeting of the Shareholders shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes of the meeting. Furthermore, if the Corporation will maintain the list at a place other than where the meeting will take place, every notice of a meeting of the Shareholders shall specify where the Corporation will maintain the list of Shareholders entitled to vote at the meeting.

         Whenever these Bylaws require written notice, a written waiver of notice, signed by the person entitled to notice, whether before or after the time stated in the notice , shall constitute the equivalent of notice. Attendance of a person at any meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting to the call of the meeting and makes such objection at the beginning of the meeting. A written waiver of notice need not specify either the business to be transacted at, or the purpose or purposes of any regular or special meeting of the Shareholders, Directors or members of a committee of the Board.

         3.05. Quorum. At all meetings of Shareholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of Shareholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The Shareholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the vote cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the Corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

         3.06. Adjournment and Notice of Adjourned Meetings. Any meeting of Shareholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Shareholder of record entitled to vote at the meeting.

         3.07. Fixing of the Record Date. To determine Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or Shareholders entitled to receive payment of any dividend, or in order to make a determination of Shareholders for any other proper purpose, the Board or a committee of the Board may fix in advance a date as the record date for any such determination of Shareholders. The Board shall not, however, fix such date more than 60 days prior to the date of the particular action.

         If the Board or a committee of the Board does not fix a record date for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders, the date of the mailing of notice or the date on which the Board adopts the resolution declaring a dividend, as the case may be, shall be the record date for such determination of Shareholders. If the Board or a committee of the Board does not fix a record date and action is to be taken by the written consent of the Shareholders, the record date shall be the first date on which a signed written consent is delivered to the Corporation; provided, however, if prior action by the Board is required under the Act, the record date shall be at the close of business of the day on which the Board adopts the resolution taking such prior action.

         3.08. Voting Rights. For the purpose of determining those Shareholders entitled to vote at any meeting of the Shareholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Section 3.11 of these Bylaws, shall be entitled to vote at any meeting of Shareholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Oklahoma law. An agent so appointed need not be a Shareholder. No proxy shall be voted after three years from its date of creation unless the proxy provides for a longer period. The attendance at any meeting of a Shareholder who previously has given a proxy shall not revoke the proxy unless he notifies the Secretary in writing before the voting of the proxy.

         A plurality of the votes cast shall determine all elections and, except when the law or a resolution of the Board requires otherwise, a majority of the votes cast shall determine all other matters.

         The Shareholders may vote by voice vote on all matters. Upon demand by a Shareholder entitled to vote, or his proxy, however, the Shareholders shall vote by ballot. In that event, each ballot shall state the name of the Shareholder or proxy voting, the number of shares voted and such other information as the Corporation may require under the procedure established for the meeting.

         3.09. Judges. At any meeting in which the Shareholders vote by ballot, the Board may appoint a judge or judges. Each judge shall subscribe an oath to execute the duties of a judge at such meeting faithfully, with strict impartiality, and according to the best of his ability. The judge or judges shall decide the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on any question, shall conduct and accept the votes, and, when the Shareholders have completed voting, ascertain and report the number of shares voted respectively for and against the question. The judge or judges shall prepare a subscribed, written report and shall deliver the report to the Secretary of the Corporation. A judge need not be a Shareholder of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which he has a material interest.

         3.10. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one votes, his act binds all; (b) if more than one votes, the act of the majority so voting binds all; (c) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the district court for relief as provided in the
Section 1062.A of the Act. If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

         3.11. List of Shareholders. The Secretary shall prepare and make, at least ten days before every meeting of Shareholders, a complete list of the Shareholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each Shareholder and the number of shares registered in the name of each Shareholder. Such list shall be open to the examination of any Shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The Secretary shall produce and keep the list at the meeting during the entire duration of the meeting, and any Shareholder who is present may inspect the list at the meeting. The list shall constitute presumptive proof of the identity of the Shareholders entitled to vote at the meeting and the number of shares each Shareholder holds.

         The failure to comply with this Section shall not invalidate any action taken at the meeting, provided that any director who has willfully neglected or refused to produce the list shall be ineligible to stand for election at the meeting. A determination of Shareholders entitled to vote at any meeting of Shareholders pursuant to this Section shall apply to any adjournment thereof.

         3.12. Consent of Shareholders in Lieu of Meeting. The Shareholders may take any action that they could take at any annual or special meeting without a meeting, prior notice, or a vote if the holders of outstanding stock having the number of votes necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted, sign a written consent or consents, setting forth the action taken, and deliver such consent or consents to the Corporation. To be effective, a consent or consents representing the required number of votes must be delivered to the Corporation within 60 days of the day that the first consent was delivered with respect to the action taken.

         The Secretary or an Assistant Secretary shall note the delivery date on each written consent delivered to the Corporation, and shall give prompt notice of the taking of any action by less than unanimous consent to the Shareholders who have not delivered written consents.

         3.13.  Organization.

         (a) At every meeting of Shareholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the Shareholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

         (b) The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of Shareholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to Shareholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters that are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of Shareholders shall not be required to be held in accordance with rules of parliamentary procedure.

Section 4.  Board of Directors

         4.01. General Powers. The Board shall manage the property, business and affairs of the Corporation.

         4.02. Number. The number of Directors who shall constitute the Board shall equal not less than one nor more than fifteen, as the Board may determine by resolution from time to time. Unless an election is contested, a Board resolution nominating persons for election shall suffice to evidence the fixing of the number of Directors constituting the Board.

         4.03. Election of Directors and Term of Office. The Shareholders of the Corporation shall elect the Directors at the annual or adjourned annual meeting (except as otherwise provided for the filling of vacancies). Each Director shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

         4.04. Resignations. Any Director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the
Corporation. Any resignation shall take effect upon receipt or at the time specified in the notice. Unless the notice specifies otherwise, the effectiveness of the resignation shall not depend upon its acceptance.

         4.05. Removal. Shareholders holding a majority of the outstanding shares entitled to vote at an election of Directors may remove any Director at any time with or without cause.

         4.06. Vacancies. A majority of the remaining Directors, although less than a quorum, may fill any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of Directors, or any other cause. Each Director so chosen shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

         4.07. Chairman of the Board. At the initial and annual meeting of the Board, the Directors may elect from their number a Chairman of the Board. The Chairman shall preside at all meetings of the Board and shall perform such other duties as the Board may direct. The Board also may elect a Vice Chairman and other officers of the Board, with such powers and duties as the Board may designate from time to time.

         4.08. Compensation. The Board may compensate Directors for their services and may provide for the payment of all expenses the Directors incur by attending meetings of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 5.  Meetings of Directors

         5.01. Regular Meetings. The Board may hold regular meetings at such places, dates and times as the Board shall establish by resolution. If any day fixed for a meeting falls on a legal holiday, the Board shall hold the meeting at the same place and time on the next succeeding business day. The Board need not give notice of regular meetings.

         5.02. Place of Meetings. The Board may hold its meetings wherever designated by the Board, the notice or waiver of notice of any such meeting, or the persons calling the meeting.

         5.03. Meetings by Telecommunications. The Board or any committee of the Board may hold meetings by means of conference telephone, video conferencing or similar telecommuni- cations equipment that enable all persons participating in the meeting to hear and speak to each other. Such participation shall constitute presence in person at such meeting.

         5.04. Special Meetings. The Chairman of the Board, the President, or a majority of the Directors then in office may call a special meeting of the Board. The person or persons authorized to call special meetings of the Board may fix any time during a business day as the time for the meeting, and may fix a reasonable place, either in or out of the State of Oklahoma as the place for the meeting.

         5.05. Notice of Special Meetings. The person or persons calling a special meeting of the Board shall give written notice to each Director of the time, place, date and purpose of the meeting. Such notice shall be given not less than three business days if by U.S. postal service, not less than two business days if by overnight delivery service, and not less than 24 hours if by telegraph, telecopy, facsimile transmission, email or in person. A Director may waive notice of any special meeting. Any meeting shall constitute a legal meeting without notice if all the Directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting, or an approval of the minutes of the meeting. A notice or waiver of notice need not specify the purposes of the meeting or the business that the Board will transact at the meeting.

         5.06. Waiver by Presence. Except when expressly for the purpose of objecting to the legality of a meeting, a Director's presence at a meeting shall constitute a waiver of notice of such meeting.

         5.07. Quorum. A majority of the Directors then in office shall constitute a quorum for all purposes at any meeting of the Board. In the absence of a quorum, a majority of Directors present at any meeting may adjourn the meeting to another place, date or time without further notice.

         5.08. Conduct of Business. The Board shall transact business in such order and manner as the Board may determine. Except as otherwise required, the Board shall determine all substantive, procedural, or other matters by the vote of a majority of the Directors present. Any Director may add to the Board's agenda any item germane to the Corporation's property, business, or affairs.
The Directors shall act as a Board, and the individual Directors shall have no power as such.

         5.09. Action by Consent. The Board or a committee of the Board may take any required or permitted action without a meeting if all members of the Board or committee sign a written consent and file the consent with the minutes of the proceedings of the Board.

Section 6.  Committees

         6.01. Committees of the Board. The Board may designate one or more committees of the Board by a vote of a majority of the Directors then in office.

         6.02. Selection of Committee Members. Committees of the Board shall be composed of a Director or Directors selected by a vote of a majority of the Directors then in office. By the same vote, the Board may designate other directors as alternate members who may replace any absent or disqualified member at any meeting of a committee. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may appoint by unanimous vote another member of the Board to act at the meeting in the place of the absent or disqualified member.

         6.03. Conduct of Business. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as the law or these Bylaws require otherwise. Each committee shall make adequate provision for notice of all meetings to members. A majority of the members shall constitute a quorum, unless the committee consists of one or two members. In that event, one member shall constitute a quorum. A majority vote of the members present shall determine all matters. A committee may take action without a meeting if all the members of the Committee consent in writing and file the consent or consents with the minutes of the proceedings of the committee.

         6.04. Authority. Subject to the limitations under the Act and to the extent the Board provides, any committee of the Board shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation.

         6.05. Minutes. Each committee shall keep regular minutes of its proceedings and report the same to the Board when required.

         6.06. Committees of the Corporation. In addition to committees of the Board, the Board may designate committees of the Corporation for the purpose of advising the Board about specific matters or undertaking specific tasks. To accomplish such purposes, the Board may delegate to a committee of the Corporation the authority that the Board could properly delegate to agents of the Corporation, but such committee shall not have the general power and authority of the Board in the management of the business and affairs of the Corporation. A committee of the Corporation may be composed in whole or in part by non-directors.

Section 7.  Officers

         7.01. Officers of the Corporation. The officers of the Corporation shall consist of those that the Board may designate and elect from time to time. The same person may hold any number of offices.

         7.02. Election and Term. The Board shall elect the officers of the Corporation. Each officer shall hold office until his death, resignation, retirement, removal or disqualification, or until his successor shall have been elected and qualified.

         7.03. Compensation of Officers. The Board shall fix the compensation of all officers of the Corporation. No officer shall serve the Corporation in any other capacity and receive compensation, unless the Board authorizes the additional compensation.

         7.04. Removal of Officers and Agents. The Board may remove any officer or agent it has elected or appointed at any time, with or without cause.

         7.05. Resignation of Officers and Agents. Any officer or agent the Board has elected or appointed may resign at any time by giving written notice to the Board, the Chairman of the Board, the President or the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified. Unless otherwise specified in the notice, the Board need not accept the resignation to make it effective.

         7.06. Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the Shareholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 7.07.

         7.07. President. The President shall preside at all meetings of the Shareholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the Corporation, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. When present, he shall sign (with or without the Secretary, an Assistant Secretary, or any other officer or agent of the Corporation which the Board has authorized) deeds, mortgages, bonds, contracts or other instruments that the Board has specially or generally authorized an officer or agent of the Corporation to execute. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

         7.08. Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

         7.09 Secretary. The Secretary shall attend all meetings of the Shareholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the Shareholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

         7.10. Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

         7.11. Delegation of Authority. Notwithstanding any provision of these Bylaws to the contrary, the Board may delegate the powers or duties of any officer to any other officer or agent.

         7.12. Action with Respect to Securities of Other Corporations. Unless the Board directs otherwise, the President shall have the power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of Shareholders of or with respect to any action of Shareholders of any other corporation in which the Corporation holds securities. Furthermore, unless the Board directs otherwise, the President shall exercise any and all rights and powers that the Corporation possesses by reason of its ownership of securities in another corporation.

         7.13. Vacancies. The Board may fill any vacancy in any office because of death, resignation, removal, disqualification or any other cause in the manner that these Bylaws prescribe for the regular appointment to such office.

Section 8.  Contracts, Loans, Drafts, Deposits and Accounts

         8.01. Contracts. The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board may make such authorization general or special.

         8.02. Loans. Unless the Board has authorized such action, no officer or agent of the Corporation shall contract for a loan on behalf of the Corporation or issue any evidence of indebtedness in the Corporation's name.

         8.03. Drafts. The President, any Vice President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, and such other persons as the Board shall determine shall issue all checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness issued in the name of or payable by the Corporation.

         8.04. Deposits. The Chief Financial Officer or the Controller shall deposit all funds of the Corporation not otherwise employed in such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Corporation to whom the Board has delegated such power may select. For the purpose of deposit and collection for the account of the Corporation, the President, the Chief Financial Officer or the Controller (or any other officer, assistant, agent or attorney of the Corporation whom the Board has authorized) may endorse, assign and deliver checks, drafts and other orders for the payment of money payable to the order of the Corporation.

         8.05. General and Special Bank Accounts. The Board may authorize the opening and keeping of general and special bank accounts with such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Corporation to whom the Board has delegated such power may select. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

Section 9.  Certificated Shares and Transfer

         9.01. Form and Execution of Certificates. Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the Corporation will furnish without charge to each Shareholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the Corporation will furnish without charge to each Shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

         9.02. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

         9.03.  Transfers.

         (a) Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

         (b) The Corporation shall have power to enter into and perform any agreement with any number of Shareholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such Shareholders in any manner not prohibited by the Act.

         9.04. Regulations. The Board may make such rules and regulations, not inconsistent with these Bylaws or the laws of the State of Oklahoma, as it deems expedient concerning the issue, transfer and registration of certificated shares of the stock of the Corporation. The Board may appoint or authorize any officer or officers to appoint one or more transfer agents, or one or more registrars.

         9.05. Holder of Record. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the owner in fact to receive dividends, to vote, if entitled and for all other purposes and, accordingly, shall not be bound to recognized any equitable or other claim to or interest in such share or shares on the part of any other person, regardless of whether it shall have express or other notice, except as expressly provided by law or unless, in the case of a fiduciary, the fiduciary furnishes proof of his appointment.

         9.06. Treasury Shares. Treasury shares of the Corporation shall consist of shares that the Corporation has issued and thereafter acquired but not canceled by resolution of the Board. Treasury shares shall not carry voting or dividend rights.

Section 10.  Indemnification

         10.01. Actions, Suits or Proceedings Other Than By or In the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) because he is or was or has agreed to become a Director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, or because of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation.

         10.02. Actions or Suits By or In the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor because he is or was or has agreed to become a Director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, or because of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made for any claim, issue or matters to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that a court of competent jurisdiction in the State of Oklahoma or the court or arbitral proceeding in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Oklahoma court or such other court or arbitrator shall deem proper.

         10.03. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Section, to the extent that a Director or officer of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections
10.01 and 10.02, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf.

         10.04. Determination of Right to Indemnification. Any indemnification under Sections 10.01 and 10.02 (unless ordered by a court) shall be paid by the Corporation unless a determination is made (i) by a disinterested majority of the Board or, (ii) if the Board so directs, by independent legal counsel in a written opinion, or (iii) by the Shareholders, that indemnification of the Director or officer is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Sections 10.01 and 10.02.

         10.05. Advance of Costs, Charges and Expenses. Costs, charges and expenses (including attorneys' fees) incurred by a person referred to in Sections 10.01 and 10.02 in defending a civil, criminal, administrative, or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a Director or officer in his capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such person while a Director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the Director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such Director or officer is not entitled to be indemnified by the Corporation as authorized in this Section. Such costs, charges and expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate. The Board may, in the manner set forth above, and upon approval of such Director, officer, employer, employee or agent of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, regardless of whether the Corporation is a party to such action, suit or proceeding.

         10.06. Procedure for Indemnification. The Corporation shall promptly pay any indemnification under Sections 10.01, 10.02 and 10.03 or advance costs, charges and expenses under Section 10.05, and in any event within 60 days after the written request of the Director or officer. A Director or officer may enforce his right to indemnification or advances as granted by this Section in any court of competent jurisdiction, if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 60 days. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 10.05 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections 10.01 or 10.02, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, its independent legal counsel and its Shareholders) to have made a determination before the claimant commences an action alleging that indemnification is proper because he has met the applicable standard of conduct set forth in Sections 10.01 or 10.02, nor an actual determination by the Corporation (including its Board, its independent legal counsel and its Shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         10.07. Settlement. If in any action, suit or proceeding, including any appeal, within the scope of Sections 10.01 or 10.02, the person to be indemnified shall have unreasonably failed to enter into a settlement, then, notwithstanding any other provision, the Corporation's indemnification obligation to such person shall not exceed the total of the amount at which settlement could have been made and the expense incurred by such person prior to the time such settlement could have been made.

         10.08. Other Rights; Continuation of Right to Indemnification. The indemnification provided by this Section shall not be deemed exclusive of any other rights to which any Director, officer, employee or agent seeking indemnification may be entitled under any law (common or statutory), agreement, vote of Shareholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation. This indemnification shall continue after a person has ceased to be a Director, officer, employee or agent, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Section shall be deemed to be a contract between the Corporation and each Director, officer, employee or agent of the Corporation who serves or served in such capacity at any time while this Section is in effect. Any repeal or modification of this Section or any repeal or modification of relevant provisions of the Act or any other applicable laws shall not in any way diminish any rights to indemnification of such Director, officer, employee or agent or the obligations of the Corporation arising under this Section. This Section shall be binding upon any successor corporation to this Corporation, whether by way of acquisition, merger, consolidation or otherwise.

         10.09. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, regardless of whether the Corporation would have the power to indemnify him against such liability under the provisions of this Section.

         10.10. Savings Clause. If this Section or any portion shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation (i) shall nevertheless indemnify each Director and officer of the Corporation, and (ii) may nevertheless indemnify each employee and agent of the Corporation, as to costs, charges and expenses (including attorneys' fees), judgments, fine and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Section that shall not have been invalidated and to the full extent permitted by applicable law.

         10.11. Subsequent Amendment. No amendment, termination or repeal of this Section shall affect or impair in any way the rights of any Director or officer of the Corporation to indemnification with respect to any action, suit or proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or appeal.

         10.12. Subsequent Legislation. If the Act is amended to further expand the indemnification permitted to Directors, officers, employees or agents of the Corporation, then the Corporation shall indemnify such persons to the fullest extent permitted by the Act, as so amended.

Section 11.  Notices

         11.01. General. Unless these Bylaws expressly provide otherwise, the Corporation may give effective notice under these Bylaws by U.S. postal service, by overnight delivery service, by telegram or telegraph, or by electronic transmission, such as telephone, telecopy, e-mail, voice mail, or other similar medium. Effective notice may also be made in person. Receipt of effective notice must not be contingent upon the recipient's payment of any charges as a prerequisite to the notice's receipt. Effective notice must be posted or transmitted to recipient's address, telephone number, facsimile number, or e-mail address as shown on the books of the Corporation in a manner normally used for the posting or transmission of information in the medium chosen.
Effective notice to the Corporation shall be posted or transmitted to the President or Secretary at the Corporation's principal office. Unless these Bylaws expressly provide to the contrary, the time when the person sends notice shall constitute the time of the giving of notice, and the burden of proving notice shall rest on the sender.

         11.02. Waiver of Notice. Whenever the law or these Bylaws require notice, the person entitled to said notice may waive such notice in writing, either before or after the time stated in the notice.

         11.03. Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all Directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

         11.04. Failure to Receive Notice. The period or limitation of time within which any Shareholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such Shareholder or such Director to receive such notice.

         11.05. Notice to Person with Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the Corporation, to any Shareholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting that shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Act, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this Section.

Section 12.  Miscellaneous

         12.01. Facsimile Signatures. In addition to the use of facsimile signatures which these Bylaws specifically authorize, the Corporation may use such facsimile signatures of any officer or officers, agents or agent, of the Corporation as the Board or a committee of the Board may authorize.

         12.02. Corporate Seal. The Board may provide for a suitable seal containing the name of the Corporation, of which the Secretary shall be in charge. The Chief Financial Officer, any Assistant Secretary, the Treasurer, or any Assistant Treasurer may keep and use the seal or duplicates of the seal if and when the Board or a committee of the Board so directs. The absence of the corporate seal in the execution of any instrument by an authorized officer or officers of the Corporation shall not affect the validity of any such instrument. All documents, instruments, contracts, and writings of all kinds signed for the Corporation by any authorized officer or officers shall be as effective and binding on the Corporation without the corporate seal as if the execution had been evidenced by the corporate seal.

         12.03. Fiscal Year. The Board shall have the authority to fix and change the fiscal year of the Corporation.

Section 13.  Amendments

         Subject to the provisions of the Certificate of Incorporation, the Shareholders or the Board may amend or repeal these Bylaws at any meeting or by written consent. The Secretary shall record all amendments or repeals of these Bylaws by making the required changes on the Corporation's copy of the Bylaws and either noting the effective time of the change (and all other changes following the last restatement of the Bylaws) in a parenthetical following the amended or deleted section or restating and certifying an amended and restated version of the then effective Bylaws.

         The undersigned hereby certifies that the foregoing constitutes a true and correct copy of the Bylaws of the Corporation as adopted by the Board on July __, 1999.

         Executed as of July __, 1999.

                                                 -------------------------------
                                                  Dominic W. Grimmett, Secretary